UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under § 240.14a-12

A. H. Belo Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 7, 2020

Dear Fellow Shareholder:

I invite you to participate in our annual meeting of shareholders on June 2, 2020 at 9:30 a.m., Dallas, Texas time to be held by teleconference due to the coronavirus situation. We are sensitive to public health and travel concerns that our shareholders, directors and employees have, and the protocols that federal, state, and local governments have imposed and may continue to impose. Details on how to participate by teleconference are contained in the enclosed proxy materials, posted on our annual meeting website at www.proxyvote.com and on our Company’s website at www.ahbelo.com. As always, but particularly this year, we encourage you to vote your shares prior to the annual meeting.

Materials being provided include the Notice of Annual Meeting setting forth the business expected to come before the meeting, the 2020 proxy statement, A. H. Belo’s 2019 annual report, and a proxy/voting instruction card for the annual meeting. The proxy statement tells you more about the agenda and voting procedures for the meeting and provides information about A. H. Belo’s directors nominated for election at this year’s meeting.

For those A. H. Belo shareholders with access to the Internet, we encourage you to vote your shares online. Detailed instructions on how to vote over the Internet or by telephone are set forth in the proxy materials. We encourage you to elect to receive future annual reports, proxy statements and other materials over the Internet by following the instructions in the proxy statement. This electronic means of communication is quick and convenient and reduces the Company’s printing and mailing costs.

Whether or not you participate in the meeting, it is important that your shares be represented at the annual meeting. I encourage you to vote your shares as soon as possible either by returning your proxy/voting instruction card or by voting using the Internet or telephone voting procedures outlined in the proxy materials.

Sincerely,

Robert W. Decherd

Chairman of the Board

President and Chief Executive Officer

P. O. Box 224866 Dallas, Texas 75222-4866                Tel. 214.977.7342                Fax 214.977.8285

www.ahbelo.com                Deliveries: 1954 Commerce Street                Dallas, Texas 75201

P. O. Box 224866

Dallas, Texas 75222-4866

www.ahbelo.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2020

9:30 a.m., Dallas, Texas time

To A. H. Belo Shareholders:

Please join us for the 2020 annual meeting of shareholders of A. H. Belo Corporation. The meeting will be held telephonically on Tuesday, June 2, 2020, at 9:30 a.m., Dallas, Texas time. The meeting will be held telephonically due to the coronavirus situation. We are sensitive to public health and travel concerns that our shareholders, directors and employees have, and the protocols that federal, state, and local governments have imposed and may continue to impose. You may participate in the telephonic meeting on June 2, 2020 at 9:30 a.m., Dallas, Texas time by dialing: (844) 291-5491 and entering the following 7-digit access code when prompted: 3295508. If you are calling from outside the United States, Canada or Mexico you should dial: (409) 207-6989 and enter the following 7-digit access code when prompted: 3295508. Details on how to participate will also be posted on our annual meeting website at www.proxyvote.com and on our Company’s website at www.ahbelo.com. We strongly encourage you to vote your shares prior to the annual meeting. Procedures for voting your shares during the meeting are contained in these proxy materials.

Your proxy card or voting instruction card accompanying your proxy materials includes a 16-digit or similar control number. Please retain that card and number as you may need it to participate in certain aspects of the annual meeting.

At the meeting, holders of A. H. Belo Series A common stock and A. H. Belo Series B common stock will act on the following matters:

1.	Election of the directors named in the proxy statement

2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm

3.	Approval of an advisory resolution on executive compensation (say-on-pay)

4.	Any other matters that may properly come before the meeting

All record holders of shares of A. H. Belo Series A common stock and A. H. Belo Series B common stock at the close of business on April 8, 2020 are entitled to vote at the meeting or at any postponement or adjournment of the meeting. A shareholder wishing to inspect the shareholder records prior to and during the meeting may make that request by email to proxyvote@ahbelo.com with “Records Request” in the subject line. Your request must be accompanied by a copy of your proxy card or voting instruction card that identifies you as a shareholder and contains your 16-digit or similar control number. Upon receipt of such request and identifying information, you will be provided with instructions to access the shareholder records on an electronic platform. Shareholder records will be available for inspection beginning May 22, 2020 and will remain available until the conclusion of the meeting. We reserve the right to require further information from any person making such a request in order to ensure that the shareholder records are made available only to shareholders.

This notice and the proxy materials identify the date and time of the annual meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a website where shareholders can access the proxy materials and vote their shares; and a toll-free telephone number, an email address and a website where shareholders can request free of charge an electronic copy of the proxy materials, including our proxy statement, annual report to shareholders, and form of proxy/voting instruction card.

By Order of the Board of Directors

CHRISTINE E. LARKIN

Secretary

May 7, 2020

P. O. Box 224866

Dallas, Texas 75222-4866

www.ahbelo.com

PROXY STATEMENT

For the Annual Meeting of Shareholders

To Be Held On June 2, 2020

This proxy statement contains information related to the annual meeting of shareholders of A. H. Belo Corporation (“A. H. Belo,” the “Company,” “we,” “our” or “us”) to be held by teleconference only on Tuesday, June 2, 2020, beginning at 9:30 a.m., Dallas, Texas time, and any postponement or adjournment of the meeting.

We are holding our annual meeting telephonically due to the coronavirus situation. We are sensitive to public health and travel concerns that our shareholders, directors and employees have, and the protocols that federal, state, and local governments have imposed and may continue to impose.

You may participate in the telephonic meeting on June 2, 2020 at 9:30 a.m., Dallas, Texas time by dialing: (844) 291-5491 and entering the following 7-digit access code when prompted: 3295508. If you are calling from outside the United States, Canada or Mexico you should dial: (409) 207-6989 and enter the following 7-digit access code when prompted: 3295508. Details on how to participate will be posted on our annual meeting website at www.proxyvote.com and on our Company’s website at www.ahbelo.com. We strongly encourage you to vote your shares prior to the annual meeting. Procedures for voting your shares at the meeting are contained in these proxy materials.

Your proxy card or voting instruction card accompanying your proxy materials includes a 16-digit or similar control number. Please retain that card and number as you may need it to participate in certain aspects of the annual meeting.

We expect to mail or provide this proxy statement, along with accompanying materials, to shareholders on or about May 12, 2020.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting to be Held on June 2, 2020 at 9:30 a.m., Dallas, Texas time. A. H. Belo’s 2020 proxy statement and 2019 annual report, which includes consolidated financial statements for the year ended December 31, 2019, are available at www.proxyvote.com by entering a control number found in your proxy card or voting instruction card. These documents are also posted on our website at www.ahbelo.com.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act on matters outlined in the accompanying notice, including the election of directors, ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, an advisory resolution on executive compensation (say-on-pay), and any other matters properly brought before the meeting. Management will report on A. H. Belo’s performance in 2019 and respond to questions and comments from shareholders.

Who can participate in the annual meeting?

Shareholders and guests of A. H. Belo may participate in the annual meeting.

Who may vote at the meeting?

Only shareholders who owned A. H. Belo shares of common stock at the close of business on April 8, 2020 (the “record date”), or their duly appointed proxies, are entitled to vote at the meeting, or at any postponement or adjournment of the meeting. Our common stock is divided into two series: Series A common stock and Series B common stock. Holders of either series of common stock as of the close of business on the record date will be entitled to vote at the meeting. At the close of business on the record date, a total of 18,941,340 shares of Series A common stock and 2,469,083 shares of Series B common stock were outstanding and entitled to vote.

A shareholder wishing to inspect the shareholder records prior to and during the meeting may make that request by email to proxyvote@ahbelo.com with “Records Request” in the subject line. Your request must be accompanied by a copy of your proxy card or voting instruction card that identifies you as a shareholder and contains your 16-digit or similar control number. Upon receipt of such request and identifying information, you will be provided with instructions to access the shareholder records on an electronic platform. Shareholder records will be available for inspection beginning May 22, 2020 and will remain available until the conclusion of the meeting. We reserve the right to require further information from any person making such a request in order to ensure that the shareholder records are made available only to shareholders.

What are the voting rights of the holders of Series A common stock and Series B common stock?

Holders of A. H. Belo Series A and Series B common stock vote together as a single class on all matters to be acted upon at the annual meeting. Each outstanding share of Series A common stock will be entitled to one vote on each matter. Each outstanding share of Series B common stock will be entitled to 10 votes on each matter.

How may I receive proxy materials electronically in the future?

All shareholders may request to receive proxy materials electronically by email on an ongoing basis by following the instructions in the paragraph captioned “How to Receive Future Proxy Statements and Annual Reports Online” in the “Annual Report and Additional Materials” section of this proxy statement. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet in order to help reduce printing and mailing costs and environmental impacts.

What constitutes a quorum to conduct business at the meeting?

In order to carry on the business of the meeting, we must have a quorum present either participating in the teleconference or by proxy. A majority of the voting power of the outstanding shares of common stock eligible to vote and at least one-third of the outstanding shares entitled to vote must be present at the meeting, either participating in the teleconference or by proxy, in order to constitute a quorum.

Abstentions and broker non-votes are counted as present at the meeting for purposes of determining whether we have a quorum. A broker non-vote occurs when a broker or other nominee returns a proxy but does not vote on a particular proposal because the broker or nominee does not have authority to vote on that particular item and has not received voting instructions from the beneficial owner.

How do I cast my vote?

You may receive more than one proxy/voting instruction card depending on how you hold your shares. It is important that you follow the instructions on each card and vote the shares represented by each card separately.

Shareholders of record. If you hold shares directly and are listed as a shareholder on A. H. Belo’s stock records, you may vote during the meeting as outlined in more detail below, You may vote by proxy, which gives the proxy holder the right to vote your shares on your behalf. You may vote by proxy online via the Internet, by telephone, or, if you request copies of the proxy materials, by completing and returning your proxy card in the envelope provided. Shares represented by proxy cards that are properly completed and submitted will be voted in accordance with the shareholder’s instructions. We strongly encourage shareholders to vote by proxy prior to the meeting.

Shares held in broker or other nominee name (“street name”). If you hold shares in street name, you have the right to instruct your broker or other nominee on how to vote those shares on your behalf, and you will receive a copy of the proxy materials, including a voting instruction form, from them. Alternatively, you may vote these shares during the meeting, by following the instructions below under “How do I vote during the meeting.”

Shares held in your A. H. Belo Savings Plan account. These shares may be voted only by the plan trustee, but you may instruct the plan trustee on how to vote them. Information on how to provide voting instructions to the plan trustee via the Internet is set out under the question and answer “How do I vote my shares held in the A. H. Belo Savings Plan” below.

If you want to vote using the Internet or telephone, please follow the instructions on each proxy/voting instruction card and have the proxy/voting instruction card available when you call in or access the voting site. In order to be included in the final tabulation of proxies, completed proxy/voting instruction cards must be received, and votes cast using the Internet or telephone must be cast, by the date and time noted on the card.

How do I vote during the meeting?

For shares held of record in your name, you may vote by completing a ballot during the annual meeting. If you plan to vote during the meeting but hold shares through a broker or other nominee, you must provide a “legal proxy” from the broker or nominee evidencing your authority to vote shares the broker held for your account at the close of business on April 8, 2020. You must contact your brokerage firm directly in advance of the annual meeting to obtain a legal proxy.

Blank ballots will be made available during the meeting. During the meeting, an announcement will be made when the polls are open for voting. At that time, if you wish to obtain a ballot please email us at proxyvote@ahbelo.com for a ballot. Please indicate “Ballot” in the subject line of your email. Your email ballot request must be accompanied by a copy of your proxy card or voting instruction card that identifies you as a shareholder and contains your 16-digit or similar control number. If you hold your shares beneficially, or in street name, you must also submit a copy of your legal proxy along with your request for a ballot. We will poll our participants at the meeting to confirm their intention to vote during the meeting and to confirm that all shareholders intending to vote during the meeting have had the opportunity to do so. Completed ballots must be returned via email to proxyvote@ahbelo.com and a call for completed ballots will be made during the course of the meeting prior to the close of the polls. Voting instructions with respect to shares held in the A. H. Belo Savings Plan must be submitted by 11:59 p.m. Eastern Time on May 29, 2020, and may not be provided at the meeting.

Your proxy card or voting instruction card accompanying your proxy materials includes a 16-digit or similar control number, please retain that card and number as you may need it to participate in certain aspects of the annual meeting.

Can I change my vote or revoke my proxy prior to the final voting?

Yes. For shares held of record in your name, you may revoke your proxy (including an Internet or telephone vote) by:

➤	filing a written notice of revocation with the Secretary of A. H. Belo at any time prior to the annual meeting; or

➤	delivering a duly executed written proxy bearing a later date by the voting deadline set forth on the proxy card; or

➤	submitting a new proxy by Internet or telephone by the voting deadline set forth on the proxy card; or

➤	voting by ballot during the meeting. Participation in the meeting does not by itself revoke a previously granted proxy.

If your shares are held through a broker or nominee, contact that broker or nominee if you wish to change your voting instructions.

For information on how to revoke or modify previously given voting instructions with respect to shares held through the Savings Plan, please see “How do I vote my shares held in the A. H. Belo Savings Plan” below.

How do I vote my shares held in the A. H. Belo Savings Plan?

Fidelity Management Trust Company is the plan trustee for the A. H. Belo Savings Plan. The A. H. Belo Savings Plan is referred to herein as the “Savings Plan.” Only the plan trustee can vote the shares held by the Savings

Plan. If you participate in the Savings Plan and had full shares of A. H. Belo common stock credited to your account as of the record date, you received a Notice to Participants in the A. H. Belo Savings Plan, together with a paper copy of our proxy materials, including a voting instruction card. The Notice to Participants also has information on how to provide your voting instructions to the plan trustee via the Internet or telephone. You will not be able to vote these shares during the annual meeting.

Because of the time required to tabulate voting instructions from participants in the Savings Plan before the annual meeting, the plan trustee must receive your voting instructions by May 29, 2020. If you sign, date and return a paper voting instruction card but do not check any boxes on the card, the plan trustee will vote your shares FOR the nominees standing for election as directors named in this proxy statement, FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm and FOR approval of the advisory resolution on executive compensation (say-on-pay). In addition, at its discretion, the plan trustee will be authorized to vote on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting. If the plan trustee does not receive instructions from you (by Internet, telephone or voting instruction card) by 11:59 p.m. Eastern Time on May 29, 2020, the plan trustee will vote your shares in the same proportion as the shares in the Savings Plan for which voting instructions have been received from other plan participants. You may revoke or modify previously given voting instructions by 11:59 p.m. Eastern Time on May 29, 2020, by submitting a new voting instruction by Internet or telephone, filing with the plan trustee either a written notice of revocation or submitting a properly completed and signed voting instruction card by that date.

What happens if I do not give specific voting instructions?

If you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or you sign and return a proxy card or voting instruction card without giving specific voting instructions, then the proxy holders or the plan trustee, as appropriate, will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement as follows: FOR the nominees standing for election as directors named in this proxy statement, FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm and FOR approval of the advisory resolution on executive compensation (say-on-pay). In addition, the proxy holders or the plan trustee, as appropriate, may vote in their discretion on any other matter that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

If you hold your shares through a broker, and you do not provide any voting instructions on the Internet or by telephone and do not return a voting instruction form, your broker may vote your shares at its discretion only on certain “routine matters.” If the organization that holds your shares does not receive any voting instructions from you, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote your shares with respect to “non-routine” matters. This is generally referred to as a “broker non-vote.”

Which proposals are considered “routine” or “non-routine”?

The Company believes that the election of directors (Proposal One) and the advisory resolution on executive compensation (say-on-pay) (Proposal Three) are not “routine matters” and a broker or other nominee will not be permitted to vote any uninstructed shares on Proposal One or Proposal Three. The Company believes that Proposal Two, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, is a “routine matter” on which brokers will be permitted to vote uninstructed shares. With respect to all other matters, however, your broker may not vote your shares for you without instructions and the aggregate number of unvoted shares is reported as the “broker non-vote.”

How are broker non-votes and abstentions treated?

For Proposal One (election of directors), abstentions and broker non-votes have no effect. For matters requiring majority approval, abstentions and broker non-votes have the effect of negative votes, meaning that abstentions and broker non-votes will be counted in the denominator, but not the numerator, in determining whether a matter has received sufficient votes to be approved.

What vote does the Board recommend?

The Board recommends a vote:

FOR all director nominees named in this proxy statement,

FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, and

FOR approval of the advisory resolution on executive compensation (say-on-pay)

With respect to any other matter that properly comes before the meeting, the proxy holders will vote in their own discretion.

What number of votes is required to approve each proposal?

➤    Election of directors (Proposal One) — The affirmative vote of a plurality of the votes cast represented at the annual meeting and entitled to vote is required for the election of directors. This means that the nominees receiving the highest number of votes cast for the number of positions to be filled are elected. You do not have the right to cumulate votes in the election of directors. In other words, you cannot multiply the number of shares you own by the number of directorships being voted on and then cast the total for only one candidate or among several candidates as you see fit. Votes that are instructed to be withheld with respect to the election of one or more directors will not be voted for the director or directors indicated, although they will be counted for purposes of determining whether a quorum is present. Shares held in broker or street name cannot be voted on this proposal without your instruction.

Additionally, if an incumbent director does not receive the affirmative vote of at least a majority of the votes cast with respect to that director’s election at the annual meeting (which for this purpose includes votes cast “for” the director’s election and votes to withhold authority with respect to the director’s election), then that director is required to promptly tender his or her resignation, and the Board will act on such resignation as provided in the Company’s Corporate Governance Guidelines, the applicable portion of which is attached to this proxy statement as Appendix A.

➤    Ratification of appointment of independent registered public accounting firm (Proposal Two) — The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm for the Company for 2020. With respect to shares held in broker or street name, your broker has discretion to vote any uninstructed shares on this matter.

➤    Advisory resolution regarding executive compensation (say-on-pay) (Proposal Three) — The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required to approve this advisory resolution. Shares held in broker or street name cannot be voted on this proposal without your instruction.

➤    Other matters — Unless otherwise required by law or the Company’s Certificate of Formation, the affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote is required for other matters that properly may come before the meeting.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.

PROXY SOLICITATION

Your proxy is being solicited on behalf of A. H. Belo’s Board of Directors. In addition to use of the mail, the solicitation may also be made by use of facsimile, the Internet or other electronic means, or by telephone or personal contact by directors, officers, employees and agents of A. H. Belo. A. H. Belo pays the costs of this proxy solicitation.

We have hired Morrow Sodali LLC, 470 West Ave, Stamford, CT 06902, to assist in soliciting proxies from beneficial owners of shares held in the names of brokers and other nominees, and have agreed to pay Morrow Sodali a fee of $3,500 plus its related costs and expenses. We also supply brokers, nominees and other custodians with proxy forms, proxy statements and annual reports for the purpose of sending proxy materials to beneficial owners. We reimburse brokers, nominees and other custodians for their reasonable expenses.

A. H. BELO CORPORATION STOCK OWNERSHIP

The following tables set forth information about the beneficial ownership of A. H. Belo common stock by our current directors, nominees for election as director, the executive officers named in the Summary Compensation Table (the “named executive officers” or “NEOs”), all current directors, director nominees and executive officers as a group, and by each person known to A. H. Belo to own more than 5% of the outstanding shares of A. H. Belo Series A or Series B common stock. At the close of business on April 8, 2020, there were 18,941,340 Series A shares, 2,469,083 Series B shares and 21,410,423 combined Series A and Series B shares issued and outstanding.

Under Securities and Exchange Commission (“SEC”) rules, the beneficial ownership of a person or group includes not only shares held directly or indirectly by the person or group but also shares the person or group has the right to acquire within 60 days of the record date pursuant to exercisable options and convertible securities. The information below, including the percentage calculations, is based on beneficial ownership rather than direct ownership of issued and outstanding shares, except as described in footnote (1) to the table below.

Unless otherwise indicated, each person listed below has sole voting power and sole dispositive power with respect to the shares of common stock indicated in the table as beneficially owned by such person. Series A common stock has one vote per share and Series B common stock has 10 votes per share. Consequently, the voting power of Series B holders is greater than the number of shares beneficially owned. For example, the shares of A. H. Belo common stock beneficially owned by all current directors, director nominees and executive officers as a group, representing 13.0% of the total outstanding shares of Series A and Series B common stock, have combined voting power of 53.1%.

A. H. Belo Corporation Stock Ownership of Directors and Executive Officers

Shares of Common Stock Beneficially Owned And Percentage of Outstanding Shares as of April 8, 2020 (1)(2)
							Combined			Combined
	Series A			Series B			Series A and Series B			Series A and Series B
Name	Number	Percent		Number	Percent		Number	Percent		Votes	Percent

Robert W. Decherd*+◆	312,663	1.7%		2,262,430	91.6%		2,575,093	12.0%		22,936,963	52.6%

Grant S. Moise+	13,735	*	*	0	*	*	13,735	*	*	13,735	*	*

Timothy M. Storer++	0	*	*	0	*	*	0	*	*	0	*	*

John A. Beckert*◆	40,640	*	*	0	*	*	40,640	*	*	40,640	*	*

Louis E. Caldera*◆	30,361	*	*	0	*	*	30,361	*	*	30,361	*	*

Ronald D. McCray*◆	30,136	*	*	0	*	*	30,136	*	*	30,136	*	*

Tyree B. (Ty) Miller*(3)	45,457	*	*	0	*	*	45,457	*	*	45,457	*	*

Nicole G. Small *(3)	26,915	*	*	0	*	*	26,915	*	*	26,915	*	*

All directors, director nominees and executive officers as a group (11 persons)	521,988	2.8%		2,262,430	91.6%		2,784,418	13.0%		23,146,288	53.1%

*	Director
◆	Nominee
+	Named Executive Officer
++	Included as a named executive officer through December 31, 2019
**	Less than one percent

(1)

➤ Series B shares are convertible at any time on a share-for-share basis into Series A shares but not vice versa. For purposes of determining the number of Series A shares beneficially owned by the persons listed, the person may be deemed to be the beneficial owner of the Series A shares into which the Series B shares owned are convertible. The numbers listed in the Series A column, however, do not reflect the Series A shares that may be deemed to be beneficially owned by the person listed because of this convertibility feature. If the Series A shares total included shares into which Series B shares held are convertible, Mr. Decherd would be deemed to be the beneficial owner of 12.1% of the Series A shares, and all current directors, director nominees and executive officers as a group, 13.1%. These percentages are calculated by taking the person’s number of combined Series A and Series B shares as reflected in the table above and dividing that number by the sum of (a) the Series A shares issued and outstanding, plus (b) the total of Series B shares owned by the person as reflected in the table above, plus (c) the person’s exercisable Series A stock options plus shares issuable upon the vesting and payment of restricted stock unit (“RSU”) awards. None of our named executive officers or directors held any RSUs on April 8, 2020 or any options exercisable on April 8, 2020 or within 60 days thereafter.

➤ The following shares are included in Robert Decherd’s individual holdings because he has either sole or shared voting or dispositive power with respect to such shares: 300,291 Series B shares held by The Decherd Foundation for which Mr. Decherd serves as chairman and director; and 4,631 Series B shares owned by him and his wife as to which he shares voting and dispositive power.

(2)

Pursuant to SEC rules, the percentages above are calculated by taking the number of shares indicated as beneficially owned by the listed person or group and dividing that number by the sum of (a) the number of issued and outstanding shares in each series or the combined series, as applicable, plus (b) the number of shares of each series or the combined series, as applicable, that the person or group may purchase through the exercise of stock options or may receive upon the vesting and payment of RSU awards as indicated in footnote (2) to the table.

(3)

Ty Miller has all of his Series A shares held in a margin account. On April 3, 2020, Mr. Miller and Ms. Small advised the Company that they would not be standing for re-election at the 2020 annual meeting of shareholders.

A. H. Belo Corporation Stock Ownership of Other Principal Shareholders (greater than 5%)

Shares of Common Stock Beneficially Owned as of December 31, 2019 And Percentage of Outstanding Shares as of April 8, 2020
	Series A		Series B			Combined Series A and Series B		Combined Series A and Series B
Name and Address	Number	Percent	Number	Percent		Number	Percent	Votes	Percent
Wells Fargo & Company; Wells Fargo Funds Management, LLC; and Wells Capital Management Inc.(1)	2,488,630	13.1%	—	*	*	2,488,630	11.6%	2,488,630	5.7%
420 Montgomery Street San Francisco, CA 94104

Dimensional Fund Advisors LP(2)	1,581,143	8.4%	—	*	*	1,581,143	7.4%	1,581,143	3.6%
Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746

Punch & Associates Investment Management, Inc.(3)	1,016,955	5.4%	—	*	*	1,016,955	4.8%	1,016,955	2.3%
7701 France Ave. So., Suite 300 Edina, MN 55435

Heartland Advisors, Inc.(4)	1,110,693	5.8%	—	*	*	1,110,693	5.5%	1,110,693	2.6%
789 North Water Street Milwaukee, WI 53202

Luther King Capital Management Corporation(5)	967,269	5.3%	—	*	*	967,269	4.7%	967,269	2.3%
2905 San Gabriel Street, Suite 206, Austin, TX 78705

Minerva Advisors LLC; Minerva Group, LP; Minerva GP, LP; Minerva GP, Inc.; and David P. Cohen(6)	964,439	5.1%	—	*	*	964,839	4.5%	964,439	2.2%
50 Monument Road, Suite 201 Bala Cynwyd, PA 19004

Renaissance Technologies LLC; Renaissance Technologies Holdings Corporation(7)	970,954	5.1%	—	*	*	970,954	4.5%	970,954	2.2%
800 Third Avenue New York, NY 10022

**	Less than one percent

(1)

Based upon information contained in Amendment No. 15 to its report on Schedule 13G for the year ended December 31, 2019, as filed with the SEC on February 4, 2020. Wells Fargo & Company shares voting power with respect to 365,031 of these shares and shares dispositive power with respect to 2,488,630 of these shares, and has sole voting and dispositive power with respect to 10,694 of these shares. Wells Capital Management Incorporated does not have sole voting or dispositive power with respect to any of these shares. Wells Capital Management Incorporated shares voting power with respect to 2,340,512 of these shares, and shares dispositive power with respect to 2,480,892 of these shares. Wells Fargo Funds Management, LLC does not have sole voting or dispositive power with respect to any of these shares. Wells Fargo Funds Management, LLC shares voting power with respect to 1,973,969 of these shares and shares dispositive power with respect to 1,976,054 of these shares. The Amendment No. 15 to Schedule 13G filed by Wells Fargo & Company, was filed on its own behalf and on behalf of the following subsidiaries: Wells Fargo Clearing Services, LLC, Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC, Wells Fargo Bank, National Association and Wells Fargo Advisors Financial Network, LLC. Aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported by a subsidiary.

(2)

Based upon information contained in Amendment No. 8 to its report on Schedule 13G for the year ended December 31, 2019, as filed with the SEC on February 12, 2020, Dimensional Fund Advisors LP has sole voting power with respect to 1,521,021 of these shares and has sole dispositive power with respect to all of these shares. Dimensional Fund Advisors LP is an investment adviser to four investment companies and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such as investment companies, trusts and accounts, collectively referred to as the “Funds”). In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors, LP or its subsidiaries may possess voting and/or investment power over the securities of A. H. Belo that are owned by the Funds, and may be deemed to beneficially own the shares held by the Funds.

(3)

Based upon information contained in its report on Schedule 13G for the year ended December 31, 2019, as filed with the SEC on February 18, 2020, Punch & Associates Investment Management, Inc. has sole voting and dispositive power with respect to all of these shares.

(4)

Based upon information contained in its report on Schedule 13G for the year ended December 31, 2019, as filed with the SEC on January 28, 2020, Heartland Advisors, Inc. has shared voting power with respect to 984,215 of these shares and shared dispositive power with respect to all of these shares.

(5)

Based upon information contained in its report on its Schedule 13D as of March 31, 2017, as filed with the SEC on April 6, 2017, (i) LKCM Private Discipline Master Fund, SPC (“PDP”) holds 934,777 of these shares directly, and has sole voting and dispositive power with respect to these shares, (ii) LKCM Micro-Cap Partnership, L.P. (“Micro”) holds 44,666 of these shares directly, and has sole voting and dispositive power with respect to these shares, and (iii) LKCM Core Discipline, L.P. (“Core”) holds 14,402 of these shares directly, and has sole voting and dispositive power with respect to these shares. Luther King Capital Management Corporation (“LKCM”) is the Investment Manager for PDP, Micro, and Core, and J. Luther King, Jr. is the controlling shareholder of LKCM. As such, LKCM and J. Luther King, Jr. may be deemed to beneficially own the shares held by PDP, Micro and Core. Further, the sole holder of management shares of PDP is LKCM Private Discipline Management, L.P. (“PDP GP”), of which LKCM Alternative Management, LLC (“PDP Management”) is the general partner. Additionally, the general partner of Core is LKCM Core Discipline Management, L.P. (“Core GP”), of which PDP Management is the general partner. J. Luther King, Jr. and J. Bryan King are controlling members of PDP Management. As such, J. Bryan King, as well as J. Luther King, Jr., as previously stated, may be deemed to beneficially own the shares held by PDP and Core.

(6)

Based upon information contained in its report on Schedule 13G for the year ended December 31, 2018, as filed with the SEC on January 31, 2019 (i) David P. Cohen, individually, has beneficial ownership of 2,600 of these shares and is also deemed beneficial owner of 964,669 of these shares; Minerva Advisors LLC has beneficial ownership of 964,669 of these shares; and Minerva GP, LP and Minerva GP, Inc. are beneficial owners of 594,605 of these shares; (ii) Minerva Advisors LLC and David P. Cohen have shared voting and dispositive power with respect to 370,064 of these shares; and (iii) Minerva Advisors LLC, Minerva Group, LP, Minerva GP, LP, and Minerva GP, Inc., have sole voting and dispositive power with respect to 594,605 of these shares, and David P. Cohen has sole voting and dispositive power with respect to 597,205 of these shares.

(7)

Based upon information contained in its report on Schedule 13G for December 19, 2019, as filed with the SEC on February 12, 2020, Renaissance Technologies LLC has sole voting power with respect to 945,207 of these shares, sole dispositive power with respect to 969,080 of these shares, and shared dispositive power with respect to 1,874 of these shares. Renaissance Technologies Holding Corporation has sole voting power with respect to 945,207 of these shares, sole dispositive power with respect to 969,080 of these shares, and shared dispositive power with respect to 1,874 of these shares.

Equity Compensation Plan Information

The following table provides information regarding Series A and Series B common stock authorized for issuance under A. H. Belo’s equity compensation plans as of December 31, 2019:

	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))(2)
Plan Category	Series A	Series B	Series A	Series B	Series A or Series B

Equity Compensation Plans Approved by Shareholders(3)	—	—	—	—	8,000,000

Equity Compensation Plans Not Approved by Shareholders	—	—	—	—	—

Total	—	—	—	—	8,000,000

(1)	No options, warrants or rights were outstanding at December 31, 2019.

(2)	A. H. Belo’s equity compensation plan allows the Compensation Committee to designate at the time of grant that awards will be settled in either Series A or Series B common stock.

(3)	A. H. Belo’s equity compensation plan under which Series A or Series B common stock is authorized for issuance was approved by its shareholders.

PROPOSAL ONE: ELECTION OF DIRECTORS

A. H. Belo’s bylaws provide that the Board of Directors comprises four to eight directors who are elected annually. The number of directors is determined by resolution of the Board of Directors consistent with the bylaws. The number of directors has been set at four beginning on the date of the 2020 annual meeting of shareholders. The bylaws further provide that a director will retire on the date of the annual meeting of shareholders next following his or her 70th birthday.

Selection, Qualifications and Experience of Directors

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying director candidates and making recommendations to the Board. The Board is ultimately responsible for nominating recommended candidates for election to the Board. The Nominating and Corporate Governance Committee employs a variety of methods for identifying and evaluating director nominees. Candidates may come to the Committee’s attention through current Board members, shareholders or other persons. In evaluating director candidates, the Committee considers a variety of criteria, including an individual’s character and integrity; business, professional and personal background; skills; current employment; community service; and ability to commit sufficient time and attention to activities of the Board. The Nominating and Corporate Governance Committee also may take into account any specific financial, technical or other expertise, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications. The Committee considers these criteria in the context of the perceived needs of the Board as a whole. For more information regarding the Nominating and Corporate Governance Committee and the nominee selection and evaluation process, please see “Corporate Governance — Committees of the Board — Nominating and Corporate Governance Committee.”

Based on a review of the background and experiences of the directors, we believe that each of our directors possesses the professional and personal qualifications necessary for service on the A. H. Belo Board of Directors. In the individual biographies below, we have highlighted particularly noteworthy attributes of each Board member that led to the Board’s conclusion that the person should serve as an A. H. Belo director in light of the Company’s business and structure. In addition, we note that, based on their length of service to the Company, several of our directors have significant exposure to both our business and the communities in which we operate.

Nominees for A. H. Belo Directors

Each of the following candidates has been nominated by the Board, is an incumbent director and will be eligible to serve a one-year term until the 2021 annual meeting and until his or her successor is elected and qualified. The independence of each director is addressed under “Corporate Governance — Director Independence.”

Each independent director serves on each of the three standing committees of the Board (Audit, Compensation and Nominating and Corporate Governance). Mr. Decherd does not serve on any standing committee of the Board.

John A. Beckert	Director since September 2011 Nominating and Corporate Governance Committee Chairman
Age 66	Lead Director

John Beckert has been an Operating Partner for Highlander Partners, L.P., a private equity firm, since March 2012. He served as a Special Advisor to Highlander Partners from October 2010 to March 2012. John served ClubCorp, Inc., a golf course and resort management company, as chief executive officer from June 2004 through December 2006 and chief operating officer from August 2002 through June 2004. He became chairman of the board and a director of ClubCorp Holdings, Inc. in August 2013 prior to the company’s initial public offering and served in this role until the sale of ClubCorp, Inc. in September 2017. John served as chairman of the board of The Composites Group, a company that develops and manufactures thermoset plastic compounds and custom molded components, from December 2010 to November 2014. He was a member of the board of directors of Meisel, a digital graphic arts provider, until December 2012. From May 2000 until July 2002, John was a partner in Seneca Advisors L.L.P., a Dallas-based consulting and private investment firm, and from 1985 to April 2000, he served as chief operating officer of Dallas-based Bristol Hotels & Resorts, then the largest independent hotel operating company in North America. John serves on the board of The North Texas Food Bank.

As a result of these experiences and others, John possesses extensive business and leadership experience in large organizations, and knowledge and background in accounting, finance and tax. As a result of such experiences, together with his private equity experience, the Board’s collective qualifications, skills and experience are strengthened.

Louis E. Caldera	Director since March 2011
Age 63	Compensation Committee Chairman

Louis Caldera is a Distinguished Adjunct Professor of Law and a senior fellow in the Program on Law and Government at American University Washington College of Law since September 2018. Louis is also a private investor, consultant and a Senior Advisor to the Diverse Communities Impact Fund I, LP. From July 2016 to June 2018, Louis served as a Professor of Leadership in the College of Professional Studies at The George Washington University and a senior fellow at the GWU Cisneros Hispanic Leadership Institute. Louis previously served on the board of directors and the audit, compensation, compliance and nominating and governance committees of Career Education Corp., from March 2013 until October 2015. He was vice president of programs of the Jack Kent Cooke Foundation from July 2010 until March 2012 and a senior fellow at the Center for American Progress from June 2009 to June 2010. Louis served as an Assistant to the President and Director of the White House Military Office in the Obama Administration from January 2009 to May 2009. He served as president of The University of New Mexico from August 2003 to February 2006, where he was a tenured member of the law school faculty from August 2003 to December 2010. Previously Louis was vice chancellor for advancement of The California State University and served as Secretary of the Army in the Clinton Administration.

Louis is a former director of A. H. Belo Corporation (December 2007 to January 2009), Belo Corp. (July 2001 to February 2008), IndyMac Bancorp, Inc. (May 2002 to August 2008), and Southwest Airlines Co. (March 2003 to January 2009).

Louis has significant experience and knowledge in the leadership of large organizations, accounting and finance, as well as governmental policy and public company board experience (including audit committee chairmanship experience). These skills, together with his legal training and experience, serve to strengthen the Board’s collective qualifications, skills and experience.

Robert W. Decherd	Director since October 2007
Age 69

Robert Decherd has served as chairman, president and chief executive officer of A. H. Belo Corporation since May 2018. Robert previously served as chairman, president and chief executive officer of A. H. Belo from December 2007 through September 2013, and served as vice chairman of the Board of Directors from September 2013 through December 2016. Robert served as non-executive chairman of Belo Corp. from February 2008 through December 2013 and he held several executive positions during his 35-year career with Belo Corp., including chairman and chief executive officer from January 1987 through January 2008. Robert has been a member of the board of directors of Kimberly-Clark Corporation since 1996, served as that company’s lead director from 2004 to 2008, chairman of its audit committee from 2002 to 2004, and as of April 29, 2020, chairman of its nominating and corporate governance committee. Robert is chairman of Parks for Downtown Dallas, a 501(c)(3) private operating foundation that promotes the establishment of center-city parks. He has served on the Advisory Council for Harvard University’s Center for Ethics and the Board of Visitors of the Columbia University Graduate School of Journalism.

As a result of these and other professional experiences, Robert possesses extensive knowledge and experience in the media industry, as well as with related regulatory agencies and industry organizations. Robert also has significant public company board experience (including lead director and audit committee chairmanship experience), all of which serve to strengthen the Board’s collective qualifications, skills and experience.

Ronald D. McCray	Director since September 2010
Age 62	Audit Committee Chairman

Ron McCray is a private investor and corporate director. Ron is an advisor to RLJ Equity Partners and a director of the Federal Retirement Thrift Investment Board. He previously served as chairman of the board of Career Education Corporation, a for-profit education services company, from July 2015 to October 2015 and served as its interim president and chief executive officer from February 2015 to April 2015. Ron served as vice president and chief administrative officer of Nike, Inc. from August 2007 until May 2009. He served as senior vice president — law and government affairs of Kimberly-Clark Corporation from August 2003 until August 2007, and as its chief compliance officer from November 2004 until August 2007. Ron joined Kimberly-Clark in 1987 and held other senior positions prior to 2003 and also served as a member of the management executive committee. Before joining Kimberly-Clark, Ron was an attorney at the law firms of Weil, Gotshal & Manges in New York and Jones Day in Dallas. Ron is a former director of Knight-Ridder, Inc., Kimberly-Clark de Mexico, S.A. de C.V. and EveryWare Global, Inc. Additionally, Ron is a member of the governing boards of Cornell University and Charleston Jazz.

Ron has significant experience and knowledge in the leadership of large organizations, accounting, finance, corporate governance, risk management, operations and marketing, as well as public company board experience. These skills, together with his legal training and experience, serve to strengthen the Board’s collective qualifications, skills and experience.

Vote Required for Approval

The affirmative vote of a plurality of the votes cast represented at the annual meeting and entitled to vote is required for the election of directors. This means that the nominees receiving the highest number of votes cast for the number of positions to be filled are elected. For additional information, please see “What number of votes is required to approve each proposal?”

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR Proposal One, for the election of each of the director nominees named in this proxy statement.

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP served as A. H. Belo’s independent auditors for the years ended December 31, 2019 and 2018. The Audit Committee has appointed Grant Thornton LLP to serve in such capacity for 2020, and as a matter of good corporate governance has determined to submit the appointment of Grant Thornton LLP for ratification by the shareholders. If the shareholders do not ratify the appointment of Grant Thornton LLP, the Audit Committee will consider the appointment of other independent public accounting firms.

KPMG LLP served as our independent public accounting firm from March 2009 to March 2018. The Audit Committee dismissed KPMG on March 16, 2018. The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2017 and 2016, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2017 and 2016, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report as of December 31, 2017, indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2017.

During the years ended December 31, 2017 and 2016, and the subsequent interim period through March 16, 2018, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that KPMG advised the Company of certain material weaknesses in the Company’s internal controls over financial reporting, disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

The Audit Committee discussed the material weaknesses with KPMG. The Company authorized KPMG to respond fully to inquiries of Grant Thornton concerning the material weaknesses. There were no limitations placed on KPMG or Grant Thornton concerning the inquiry or any matter related to the Company’s financial reporting.

The Company provided KPMG and Grant Thornton with a copy of the disclosures required by Item 304(a) of Regulation S-K prior to the time this proxy statement was filed with the SEC. In the event that KPMG or Grant Thornton believed the disclosures were incorrect or incomplete, each was permitted to express its views in a brief statement to be included in this proxy statement. Neither submitted such a statement.

In March 2018, the Audit Committee approved the appointment of Grant Thornton as our independent public accountant beginning with and for the fiscal year ended December 31, 2018. During the years ended December 31, 2017 and 2016, and the subsequent interim period through March 16, 2018, neither the Company nor anyone on its behalf has consulted Grant Thornton with respect to either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Representatives of Grant Thornton will be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions presented at the annual meeting.

The table below sets forth the Grant Thornton fees related to the audits of our financial statements for the fiscal year ended December 31, 2019 and 2018 and the reviews of our financial statements for the quarterly periods within those fiscal years, and all other fees Grant Thornton has billed us for services rendered during the fiscal years ended December 31, 2019 and December 31, 2018, respectively:

	2019	2018

Audit Fees(1)	$692,996	$535,784

Audit-Related Fees	$—	$—

Tax Fees	$—	$—

All Other Fees(2)	$29,000	$59,103

(1)

Consists of the audit of the annual consolidated financial statements, reviews of the quarterly consolidated financial statements, procedures to attest to the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and assistance with SEC filings. For 2019, audit fees include $52,996 related to Grant Thornton’s work related to the amended and restated 2018 annual and 2019 first and second quarter consolidated financial statements.

(2)

For 2018, this amount consists of $34,103 of Grant Thornton fees for financial due diligence related to a potential acquisition and $25,000 in fees paid to KPMG for that firm’s consent to the inclusion of the 2017 audited financial statements in the 2018 Form 10-K. For 2019, this amount also consists of $29,000 in fees related to KPMG’s consent to inclusion of the 2017 audited financial statements in the 2018 Form 10-K/A.

The Audit Committee has adopted a policy and related procedures that set forth the manner in which the Audit Committee will review and approve all services to be provided by Grant Thornton before the firm is retained to provide such services. The policy requires Audit Committee pre-approval of the terms and fees of the annual audit services engagement, as well as any changes in terms and fees resulting from changes in audit scope or other items. The Audit Committee also pre-approves, on an annual basis, other audit services and audit-related and tax services set forth in the policy, subject to estimated fee levels pre-approved annually by the Committee. Any other services to be provided by the independent auditors must be separately pre-approved by the Audit Committee. In addition, if the fees for any pre-approved services are expected to exceed by 5% or more the estimated fee levels previously approved by the Audit Committee, the services must be separately pre-approved by the Committee. As a general guideline, annual fees paid to the independent auditors for services other than audit, audit-related and tax services should not exceed one-half the dollar amount of fees to be paid for these three categories of services collectively. The Audit Committee has delegated to the Committee chairman and other Committee members the authority to pre-approve services up to certain limits. Services pre-approved pursuant to delegated authority must be reported to the full Committee at its next scheduled meeting. The Company’s Chief Financial Officer reports periodically to the Audit Committee on the status of pre-approved services, including projected fees. All of the services and fees reflected in the above table were approved by the Audit Committee in accordance with our pre-approval policy.

Vote Required for Approval

The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote on this proposal is required for approval.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR Proposal Two, for the ratification of the appointment of Grant Thornton LLP as A. H. Belo’s independent registered public accounting firm.

PROPOSAL THREE: APPROVAL OF ADVISORY RESOLUTION

ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 provides A. H. Belo shareholders with a vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

The Company and the A. H. Belo Board of Directors recognize that executive compensation is an important matter for our shareholders. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse, on an advisory basis, our 2019 executive compensation programs and policies and the compensation paid to the named executive officers. The executive compensation tables of this proxy statement and related disclosures set forth the compensation paid to our named executive officers for 2019.

The Compensation Committee of the Board oversees the Company’s overall executive compensation structure, policies and programs, and has responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy. The Compensation Committee strives to set the compensation of the Company’s executive officers to be competitive and to be consistent with the Company’s strategy, sound corporate governance principles, and shareholder interests and concerns. In particular, the Compensation Committee strives to make cash and equity awards based on performance metrics that are directly linked to financial performance and retention.

We believe our compensation program is strongly aligned with the long-term interests of our shareholders. As you consider this proposal, we urge you to read the tabular and narrative disclosures on executive compensation for additional details on executive compensation.

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking our shareholders to approve the following advisory resolution at the 2020 annual meeting of shareholders:

RESOLVED, that the shareholders of A. H. Belo Corporation (“A. H. Belo” or the “Company”) approve, on an advisory basis, the compensation of A. H. Belo’s named executive officers as disclosed in the Summary Compensation Table and the related compensation tables, notes and narrative contained in the 2020 proxy statement.

Vote Required for Approval

The affirmative vote of a majority of the voting power represented at the annual meeting and entitled to vote on this proposal is required to approve this advisory resolution.

The advisory vote under this Proposal Three is non-binding on the Company and its Board of Directors. The vote will not overrule any decisions by the Company or the Board, will not create or imply any change to the fiduciary duties on the part of the Company or the Board, and will not create or imply any additional fiduciary duty on the part of the Company or the Board. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our fellow shareholders, and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR Proposal Three, approval of the advisory resolution on executive compensation (say-on-pay).

CORPORATE GOVERNANCE

Introduction

Our Board periodically reviews and evaluates A. H. Belo’s corporate governance policies and practices in light of the Sarbanes-Oxley Act of 2002, the Dodd-Frank Act and subsequent legislation, SEC regulations, corporate governance listing standards adopted by the New York Stock Exchange (“NYSE”), and evolving best practices. The Board has formalized its corporate governance guidelines, approved a code of business conduct and ethics applicable to A. H. Belo’s directors, management and other A. H. Belo employees, and adopted a charter for each Board committee. The Nominating and Corporate Governance Committee reviews A. H. Belo’s corporate governance guidelines and Board committee charters annually and recommends changes to the Board as appropriate. Our corporate governance documents are posted on our website at www.ahbelo.com under “About A. H. Belo — Corporate Governance,” and are available in print, without charge, upon written or oral request to A. H. Belo Corporation, Attention: Secretary, P. O. Box 224866, Dallas, Texas 75222-4866, (214) 977-7342.

Director Independence

To assist it in making determinations of a director’s independence, the Board has adopted independence standards, which are set forth in A. H. Belo’s corporate governance guidelines, the applicable portion of which is attached to this proxy statement as Appendix B. These standards incorporate the director independence criteria included in the NYSE listing standards, as well as additional, more stringent criteria established by the Board. The Board determined that the following directors are independent under these standards: John Beckert, Louis Caldera, Ron McCray, Ty Miller, and Nicole Small. Each of the Audit, Compensation and Nominating and Corporate Governance Committees is composed entirely of independent directors. In accordance with SEC requirements, NYSE listing standards and the independence standards set forth in A. H. Belo’s corporate governance guidelines, all members of the Audit Committee meet additional independence standards applicable to audit committee members and all members of the Compensation Committee satisfy additional independence requirements specific to compensation committee membership.

Meetings of the Board

The Board held six meetings in 2019. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings held by the Board, and (2) the total number of meetings held by all committees on which he or she served.

Attendance at the Annual Meeting of Shareholders

Directors are expected, but not required, to attend annual meetings of shareholders and all of the incumbent directors then serving attended, either in person or by telephone, the 2019 annual meeting of shareholders.

Committees of the Board

Each of the Board’s standing committees consists of independent directors John Beckert, Louis Caldera, and Ron McCray. Ty Miller and Nicole Small will continue to serve as independent directors on each of the Board’s standing committees until their retirement as directors effective as of the 2020 annual meeting of shareholders. Descriptions follow of each of the committees of the Board of Directors of A. H. Belo.

Audit Committee

Ron McCray chairs the Audit Committee. The Audit Committee is responsible for the appointment, compensation and oversight of the independent auditors. The Audit Committee also represents the Board in overseeing A. H. Belo’s financial reporting processes, reviewing the Company’s enterprise risk management process and policies, and, as part of this responsibility, consults with our independent auditors and with personnel from A. H. Belo’s internal audit and financial staffs with respect to corporate accounting, reporting, risk management and internal control practices. The Audit Committee met eight times during 2019.

The Board has determined that at least one member of the Audit Committee meets the NYSE standard of having accounting or related financial management expertise. The Board has also determined that at least one member of the Audit Committee, Ron McCray, meets the SEC criteria of an “audit committee financial expert.”

Compensation Committee

Louis E. Caldera chairs the Compensation Committee. The Compensation Committee evaluates the performance of the Chief Executive Officer and sets his compensation level based on this evaluation. The Compensation Committee also approves the compensation of the other executive officers and recommends compensation for non-management directors, and administers, among other plans, the Company’s 2017 Incentive Compensation Plan, the A. H. Belo Savings Plan, the A. H. Belo Change in Control Severance Plan, the A. H. Belo Pension Plan I and the A. H. Belo Pension Plan II. It also shares responsibility for senior executive succession planning with the Nominating and Corporate Governance Committee. The Compensation Committee met four times during 2019.

To assist the Compensation Committee and management in assessing and determining appropriate, competitive compensation for our executive officers and directors, the Compensation Committee engages an outside compensation consultant from time to time. The Compensation Committee has in prior years engaged Mercer LLC (“Mercer”), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“Marsh”), as its compensation consultant. The Compensation Committee did not engage Mercer in 2019 with respect to 2020 compensation recommendations because no changes were recommended for the design or target total direct executive compensation for 2020. With respect to 2019 executive compensation recommendations, in 2018 Mercer, at the Compensation Committee’s request:

•

conducted in February 2018, a compensation study regarding a comparison of executive pay for senior positions with leading newspapers versus companies in the broader market of similar size. The analysis also included market data for the publisher role. A summary of alternative pay strategies and philosophies for similar business situations was also produced;

•

provided compensation cost comparisons of the Company’s upper management levels relative to other leading newspapers which provided insight as to the number of leaders in director, vice president and senior executive roles and their total target compensation; and

•

provided market research for stock grants for senior executive officers of public companies in order to make a determination on accelerating issued and outstanding TBRSUs, and eliminating future equity grants under the Company’s 2017 Incentive Compensation Plan.

The Compensation Committee makes the final decisions on CEO compensation, with market data from Mercer, as appropriate. Our senior management develops preliminary recommendations regarding compensation matters with respect to all executives other than the CEO and provides these recommendations to the Compensation Committee, which makes the final decisions as to these other executive officers. For 2019, the primary management liaisons to the Compensation Committee were Mr. Decherd, Ms. Murray and Ms. Hoagland. The management team is responsible for the administration of the compensation program once Compensation Committee decisions are finalized.

Mercer was engaged by the Compensation Committee in 2018 to provide the committee with recommendations for 2019 target total direct compensation. In 2018, the Company paid Mercer $40,680 for these 2019 executive compensation matters. No amounts were paid to Mercer in 2019. The Company has also retained Mercer and/or its Marsh affiliates from time to time to provide other services unrelated to executive compensation. These services include actuarial analysis of unpaid liabilities related to certain insurance claims. The aggregate expense for these other services in 2019 was approximately $18,000, exclusive of insurance premiums. The decision to engage Mercer or its Marsh affiliates for these other services unrelated to executive compensation consulting is made by Company management, and these services and related fees are not separately approved by the Compensation Committee or the Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is chaired by John Beckert, who also serves as the Board’s Lead Director. The responsibilities of the Nominating and Corporate Governance Committee include the identification and recommendation of director candidates and the review of qualifications of directors for continued service on the Board. The Nominating and Corporate Governance Committee also has responsibility for shaping A. H. Belo’s corporate governance practices, including the development and periodic review of the corporate governance guidelines and the Board committee charters and shares responsibility for senior executive succession planning. The Nominating and Corporate Governance Committee met five times in 2019.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers a variety of criteria, including an individual’s character and integrity; business, professional and personal background; skills; current employment; community service; and ability to commit sufficient time and attention to the activities of the Board. It may also take into account any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications. The Committee considers these criteria in the context of the perceived needs of the Board as a whole and seeks to achieve a diversity of backgrounds and perspectives on the Board. The Board does not have a formal diversity policy, but does endeavor to have members with a broad mix of professional and personal backgrounds. The Committee assesses the effectiveness of its criteria and its efforts at achieving a diversity of backgrounds and perspectives on the Board when evaluating and recommending new director candidates.

The Nominating and Corporate Governance Committee employs a variety of methods for identifying and evaluating director nominees. The Committee reviews the size and composition of the Board as part of the annual Board evaluation process and makes recommendations to the Board as appropriate. If vacancies on the Board are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the Committee’s attention through current Board members, shareholders or other persons.

At the annual meeting, a shareholder may nominate candidates for election as directors if the shareholder has supplied the information required for director nominations under the advance notice provisions set forth in Article II of A. H. Belo’s bylaws within the time periods set forth in such Article of the bylaws. The policy of the Nominating and Corporate Governance Committee, as set forth in A. H. Belo’s corporate governance guidelines, is to consider a properly made shareholder’s recommendation for nominee(s) along with other potential nominees. The Committee evaluates shareholder-recommended nominees based on the same criteria it uses to evaluate nominees from other sources. Shareholders desiring to submit a nomination for director should consult A. H. Belo’s bylaws, which are available upon request.

After the Nominating and Corporate Governance Committee identifies a potential candidate, there is generally a mutual exploration process, during which A. H. Belo seeks to learn more about a candidate’s qualifications, background and level of interest in A. H. Belo, and the candidate has the opportunity to learn more about A. H. Belo. A candidate may meet with members of the Nominating and Corporate Governance Committee, other directors and senior management. Based on information gathered during the course of this process, the Nominating and Corporate Governance Committee makes its recommendation to the Board. If the Board approves the recommendation, the candidate is nominated for election by A. H. Belo’s shareholders. The Board or the shareholders may also elect a director between annual meetings of shareholders. A director so elected will hold office until the next annual meeting. Between two successive annual meetings the Board may not elect more than two directors to fill vacancies caused by increases in the number of directors.

The Board convenes executive sessions of non-management directors without Company management present at each regularly-scheduled meeting. The Lead Director presides at the executive sessions of the non-management directors. In addition, the independent directors meet in executive session at least annually, without Jim Moroney or Robert Decherd present. Board committee chairs preside at executive sessions of their respective committees.

Board Leadership Structure

Robert Decherd serves as Chairman of the Board and Chief Executive Officer (“CEO”). The Board believes that the Company and its shareholders are best served by a leadership structure in which Mr. Decherd serves as chairman and CEO and the Board has an independent Lead Director. Combining the roles of chairman and CEO makes clear that the person serving in these roles has primary responsibility for managing the Company’s business, under the oversight and review of the Board. Under this structure, the chairman and CEO chairs Board meetings, where the Board discusses strategic and business issues. The Board believes that this approach makes sense because the CEO is the individual with primary responsibility for implementing the Company’s strategy and managing its day-to-day operations. This structure also enables the CEO to act as a bridge between management and the Board, helping both to act with a common purpose.

At the same time, the Board believes that strong, independent Board leadership is a critical aspect of effective corporate governance. Accordingly, to provide independent leadership, the Board has established the position of Lead Director. The Lead Director is an independent director elected annually by the Board. John Beckert currently serves as the Lead Director. The Lead Director’s responsibilities and authority include:

•	presiding at meetings of the Board at which the chairman and CEO is not present, including executive sessions of the independent directors;

•	having the authority to call executive sessions of the independent directors;

•	serving as a liaison between the chairman and CEO and the independent directors;

•	advising on the flow of information sent to the Board, and reviewing the agenda, materials and schedule for Board meetings; and

•	being available for consultation and communication with major shareholders, as appropriate.

The Board believes that a combined chairman/CEO, together with a Lead Director, is the most appropriate leadership structure for the Board at this time. The Board also believes that it is in the best interests of the Company for the Board to make a determination about whether to separate or combine the roles of chairman and CEO based upon the Company’s circumstances at a particular time. The Company’s bylaws permit the roles of chairman and CEO to be filled by the same or different individuals, thereby providing the Board flexibility to determine whether the roles should be combined or separated based upon the Company’s needs from time to time.

Board Risk Oversight

At least annually, Company management provides the Audit Committee with a report regarding its enterprise risk assessment. The report identifies areas of enterprise risk, and aligns managerial and Board-level oversight, including at the Board committee level, and responsibility with the type of risk. In order to prepare the report, the Company’s Internal Audit department interviews A. H. Belo business leaders at the corporate and operating unit level about the risk factors identified by the Company in its SEC filings, as well as other potential risks, to confirm Internal Audit’s baseline risk assessment. The risk assessment results are reviewed with management to determine if any future adjustments to the audit plan are needed.

The Audit Committee discusses the report’s findings with management. The Audit Committee oversees management’s risk assessment, including reviewing the Company’s risk profile and evaluating management’s approach to addressing identified risks. As specified in the Audit Committee charter, one of the specific duties and responsibilities of the Audit Committee is to review and discuss the Company’s policies with respect to risk assessment and risk management. While the Audit Committee has primary oversight responsibility for the risk assessment and management process, other committees of the Board also have responsibility for oversight of risk management. For example, our Human Resources department and Compensation Committee consider the risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee oversees risk associated with the Company’s governance structure and processes.

The Board is kept informed of its committees’ risk oversight and related activities primarily through attendance at Board and committee meetings and management reports. In addition, the Audit Committee escalates issues related to risk oversight to the full Board as appropriate so that the Board is appropriately informed of developments that could affect the Company’s risk profile and other aspects of its business. The Board also considers specific risk topics in connection with strategic planning and other matters. While the Board’s role in oversight of Company risk is not determinative of its leadership structure, the Board’s leadership structure helps facilitate risk assessment and review by independent directors under the leadership of the Lead Director.

Audit Committee Report

As described more fully in our written charter, which is posted on the Company’s website at www.ahbelo.com under “About A. H. Belo — Corporate Governance,” the Audit Committee represents the Board in its oversight of A. H. Belo’s financial reporting processes. In this context, the Audit Committee has reviewed and discussed with management and Grant Thornton LLP, the Company’s independent auditors for the fiscal year ended December 31, 2019, A. H. Belo’s audited consolidated financial statements and the audit of the effectiveness of A. H. Belo’s internal control over financial reporting. The Audit Committee has discussed with Grant Thornton LLP various matters, including the firm’s judgments as to the quality of A. H. Belo’s accounting principles and other matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”), including PCAOB Auditing Standards No. 1301. In addition, the Audit Committee has received from Grant Thornton LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence, and has discussed with the firm its independence from A. H. Belo and our management team.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in A. H. Belo’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

Respectfully submitted,

Audit Committee

Ronald D. McCray, Chairman

John A. Beckert

Louis E. Caldera

Tyree B. (Ty) Miller

Nicole G. Small

Communications with the Board

The Company has a process for shareholders and other interested parties to communicate with the Board. These parties may communicate with the Board by writing c/o the Secretary, P. O. Box 224866, Dallas, Texas 75222-4866. Communications intended for a specific director or directors (such as the Lead Director or non-management directors) should be addressed to his, her or their attention c/o the Secretary at this address. Communications received from shareholders are provided directly to Board members at, or as part of the materials mailed in advance of, the next scheduled Board meeting following receipt of the communications. The Board has authorized management, in its discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally are not forwarded to the directors.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

A. H. Belo’s executive officers as of December 31, 2019 were as follows:

Name	Office Held as of December 31, 2019	Office Held Since

Robert W. Decherd	Chairman of the Board, President and Chief Executive Officer	2018(1)

Mary Kathryn (Katy) Murray	Executive Vice President/Chief Financial Officer, Treasurer and Assistant Secretary	2015(2)

Julie K. Hoagland	Senior Vice President/Chief People Officer	2016(3)

Christine E. Larkin	Senior Vice President/General Counsel and Secretary	2013(4)

Grant S. Moise	Publisher and President, The Dallas Morning News	2018(5)

Timothy M. Storer	Former President, Belo + Company	2017(6)

(1)	Member of the Board of Directors. See “Proposal One: Election of Directors” above for additional information.

(2)

Katy Murray, age 51, was promoted to executive vice president on April 3, 2020, and has served as Chief Financial Officer, Treasurer and Assistant Secretary since April 2015. Katy has over 20 years of accounting and finance experience. Prior to joining the Company, Katy served as the Chief Financial Officer of SourceHOV, a multi-national provider of business processing services, from November 2011 to April 2013 and was responsible for the worldwide finance, accounting, and facility operations of that company. Subsequent to SourceHOV’s acquisition by Citi Venture Capital Investment in April 2013, Katy served in an advisory role to the Finance Committee of the Board of Directors of SourceHOV until April 2014. Prior to serving in such capacity, from October 2010 to October 2011, Katy was Chief Financial Officer of Pivot3, Inc., a provider of converged infrastructure appliances for the video surveillance and virtual desktop markets. In that role, she directed the financial, administrative, human resource, corporate information technology and legal operations for that organization. Prior to that, from September 2006 to October 2010, Katy served as executive vice president/Chief Financial Officer of Taleo Corporation, which was later acquired by Oracle Corporation. Katy currently serves on the board and is treasurer of Downtown Dallas, Inc. Katy also serves on the board of The Dallas Morning News Charities. She was chairman of the board of the SPCA of Texas from January 2016 until December 2018 and continues to serve as chairman emeritus.

(3)

Julie Hoagland, age 52, has served as senior vice president/Chief People Officer since June 2016. Prior to joining A. H. Belo, from December 2011 to December 2015, Julie served as the Head of People Services for DaVita Rx, a subsidiary of DaVita Healthcare Partners, overseeing talent acquisition and management, employee relations, change management and learning and development. Prior to that, from May 2009 to September 2011, Julie served as vice president, Human Resources and Director, Employee and Organization Development at Atmos Energy. From November 2006 to March 2009, Julie served as senior vice president at Handango, Inc., a mobile wireless content provider. Prior to Handango, Inc., Julie served at Securus Technologies, Inc., a provider of telecom and software related services for correctional facilities, from August 1999 to November 2006 as vice president, Human Resources and Customer Satisfaction. Julie served on the board of directors of Women with Promise, a Dallas-based non-profit organization from 2013 to 2017, and currently serves on The Dallas Morning News Charities board.

(4)

Chris Larkin, age 58, has served as General Counsel of A. H. Belo since February 2013. Chris was elected senior vice president and Secretary of the Company in May 2015. Chris joined A. H. Belo after having served Belo Corp. as assistant general counsel from March 2006 to January 2013 and as corporate counsel from August 2004 to February 2006. Prior to joining Belo Corp., Chris was a partner in the corporate practice group of Hunton & Williams LLP in Dallas, Texas. Chris has been engaged in the practice of law for over 25 years.

(5)

Grant Moise, age 45, has served as president and publisher of The Dallas Morning News since March 2018. Prior to his current role, Grant served as executive vice president/General Manager, The Dallas Morning News from February 2017 to March 2018. Grant served as senior vice president of Business Development & Niche Products at The Dallas Morning News from September 2013 to January 2017, in which role Grant oversaw all merger and acquisition activity and ran various businesses that The Dallas Morning News owns or operates, ranging from magazines to Spanish language newspapers to digital start-ups. Prior to that, he was vice president of digital for The Dallas Morning News. Grant also serves on the boards of Providence School of Texas and News Media Alliance.

(6)

Tim Storer, age 45, served as president of Belo + Company from March 2017 when A. H. Belo acquired all of the outstanding shares of DMV Digital Holdings Company until December 31, 2019. Tim was responsible for the portfolio of marketing solutions businesses that A. H. Belo owns and operates. Prior to that role, Tim served from January 2015 to March 2017 as president and chief executive officer of DMV Digital Holdings Company, a then majority-owned A. H. Belo holding company that consisted of three marketing solutions companies: Distribion, Vertical Nerve, and MarketingFX. Prior to A. H. Belo’s acquisition of a majority interest in DMV Digital Holdings Company in 2015, Tim served as chief executive officer of Distribion, Inc. and chairman of MarketingFX from January 2009 to January 2015 and as chairman of Vertical Nerve from January 2010 until January 2015.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information summarizes annual and long-term compensation awarded to, earned by or paid to A. H. Belo’s principal executive officer and its two other most highly-paid executive officers for services in all capacities to A. H. Belo for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(i)	(j)

Robert W. Decherd	2019	$360,000	$—	$—	$—	$—	$360,000
Chairman of the Board, President and Chief Executive Officer(6)	2018	$210,462	$—	$58,500	$—	$1,930	$270,892

Grant S. Moise	2019	$500,000	$233,333	$—	$561,716	$4,200	$1,299,249
Publisher and President, The Dallas Morning News(7)	2018	$495,164	$200,000	$100,000	$—	$13,555	$808,719

Timothy M. Storer	2019	$461,250	$100,000	$—	$150,000	$1,017,772	$1,729,022
Former President, Belo + Company(8)	2018	$441,649	$—	$500,000	$165,400	$27,426	$1,134,475

(1)

The amounts in column (c) for 2018 reflect changes in base compensation that were effective for Mr. Moise in March 2018 in connection with his promotion to publisher and president, The Dallas Morning News, and for Mr. Storer in 2018 and 2019 under the terms of his employment agreement.

(2)

In 2018 and 2019, long-term cash incentive compensation (“LTCIs”) were granted outside of the ICP. Fifty percent of the LTCIs granted in each of 2018 and 2019 vested in 2019 and are represented in column (d) for 2019. Fifty percent of the LTCIs granted in each of 2017 and 2018 vested in 2018 and are represented in column (d) for 2018. For 2019, Mr. Storer received a long-term cash incentive payment that vested on December 31, 2019, and was paid in connection with his departure from the Company in accordance with the terms of his separation letter agreement effective July 17, 2019. In 2018 and 2019, no LTCI grants were awarded to Mr. Decherd.

(3)

The amounts in column (e) reflect the aggregate grant date fair value of time-based RSU awards made to Mr. Moise, Mr. Decherd and Mr. Storer in 2018. There were no RSU, option or other equity awards made in 2019 to executive officers. In connection with the accelerated vesting of all outstanding TBRSUs on December 10, 2018, Messrs. Decherd, Moise, and Storer received $106,315, $131,306, and $402,911, respectively. The grant-date fair value of these accelerated 2016, 2017, and 2018 TBRSU grants, $5.72 (for the 2016 grant), $6.25 (for the 2017 grant), $5.15 (for the March 1, 2018 grants) and $4.85 (for the June 6, 2018 grant), was previously included in the executives’ compensation for the year of grant, and are accordingly not included in the summary compensation table above. The accelerated TBRSUs were paid out based on the closing market price of A. H. Belo Series A common stock on December 10, 2018 of $4.15 per share.

(4)

For 2018, amounts were paid by A. H. Belo to Mr. Storer in March 2019 in respect of 2018 performance relative to 2018 financial performance targets and goals. Mr. Decherd and Mr. Moise did not receive any non-equity compensation in respect of 2018 performance because the minimum financial performance threshold was not met. For 2019, Mr. Storer received a cash incentive payment of $150,000, the amount of Mr. Storer’s full-year target bonus opportunity for his individual objectives. Mr. Storer did not receive any cash incentive payment related to the Company’s 2019 financial performance targets and goals. The amounts paid to Mr. Storer with respect to 2019 were in connection with his departure from the Company on December 31, 2019 in accordance with the terms of his separation letter agreement effective July 17, 2019. Mr. Moise received $561,716 based upon achievement relative to the Company’s 2019 performance targets and goals.

(5)	A. H. Belo contributed the following amounts to the A. H. Belo Savings Plan and paid dividend equivalents on time-based RSUs as follows, which amounts are included in column (i):

Name	Year	A. H. Belo Savings Plan Contribution	Dividend Equivalents

Robert W. Decherd	2019	$ —	$ —

	2018	$ —	$ 1,930

Grant S. Moise	2019	$ 4,200	$ —

	2018	$ 4,125	$ 9,430

Timothy M. Storer	2019	$ 4,200	$ —

	2018	$ 4,125	$23,301

In 2018, dividend equivalents were paid in the first, second, third, and fourth quarters for which shares had not yet been issued at a rate of $0.08 per RSU. No dividend equivalents were paid in 2019 due to the accelerated vesting of all outstanding RSUs on December 10, 2018.

In addition, Mr. Storer received (i) on January 2, 2019, a payment of $1,000,000 in connection with the waiver of his right to receive future TBRSU awards in 2020 and 2021 under this terms of his Amended and Restated Employment Agreement dated December 10, 2018; and (ii) on January 2, 2020, a payment of $13,572 to cover the cost of COBRA coverage for six months after his departure under the terms of his separation letter agreement effective July 17, 2019. The total value of executive perquisites and personal benefits paid by A. H. Belo in 2018 and 2019 did not exceed $10,000 for any of the NEOs.

(6)	Mr. Decherd was elected as chairman of the board, president and chief executive officer effective May 17, 2018.

(7)	Effective March 5, 2018, Mr. Moise was promoted to publisher and president, The Dallas Morning News.

(8)	Mr. Storer departed the Company effective December 31, 2019.

Incentive Programs

The Company’s NEOs have the opportunity to earn incentive awards, which may be granted in the form of annual cash incentive bonuses, long-term equity-based incentive compensation (“LTEI compensation” or “LTEIs”) or long-term cash incentive compensation (“LTCI compensation” or “LTCIs”). Incentive awards are supplemental to the executive’s base salary and are designed to focus executives on achieving key financial goals, encourage retention, and motivate and reward them for market-driven results.

Beginning with the March 2018 grants, annual cash incentive bonuses and LTEIs are provided under the A. H. Belo 2017 Incentive Compensation Plan (“ICP”) and administered by the Compensation Committee. Grants made prior to March 2018 were made under the Company’s 2008 Incentive Compensation Plan, which has now terminated with respect to future grants.

Annual Cash Incentive Bonus Program

Overview.    Under the terms of the ICP, each A. H. Belo executive officer is eligible to receive an annual cash incentive bonus based on financial performance objectives established in the annual financial plan approved by the Board of Directors or other management objectives (such as individual objectives) approved by the Board of Directors. The financial and individual objectives may vary from year to year and reflect the cyclical nature of A. H. Belo’s businesses due to fluctuating advertising demand and changes in media usage habits by consumers and advertisers, and other competitive conditions, including recruiting and retaining talent. All NEOs participate in the annual cash incentive bonus program.

Specific Program for 2019. The Compensation Committee established a 2019 target bonus opportunity for Mr. Moise expressed as 95% of his base salary. On July 17, 2019, the Company entered into a separation letter agreement with Timothy M. Storer and reset his 2019 annual cash incentive bonus at $150,000 to be paid at year end upon satisfactory completion of certain transition matters in connection with his departure from the Company. Mr. Storer’s incentive bonus was not based upon attainment of financial performance measures. Mr. Decherd opted not to be eligible for a 2019 cash incentive bonus.

Mr. Moise was eligible to receive an annual cash incentive bonus based 50% on financial performance objectives and 50% on individual objectives. In order to calculate achievement of financial performance under the ICP with respect to the 2019 incentive bonus for Mr. Moise, the Compensation Committee selected Publishing Adjusted Operating Income, Publishing revenue, and total Dallas Morning News Sunday print subscriptions as the financial performance measures, and individual objectives as performance measures. For Mr. Moise, the weighting given to the financial performance measures was 40% against Publishing Adjusted Operating Income, 40% against Publishing revenue, and 20% against total Dallas Morning News Sunday print subscriptions. For the Publishing Adjusted Operating Income financial performance metric, the threshold, target and maximum performance ranges were 85%, 100%, and 115%, respectively, and the threshold, target and maximum bonus payout ranges were 10%, 100%, and 200% respectively. Threshold, target and maximum performance and payout ranges for the Publishing revenue component was 95%, 100%, and 105%, respectively, for performance and 10%, 100%, and 200%, respectively, for payout. Threshold, target and maximum performance and payout ranges for The Dallas Morning News Sunday print subscription component was 95%, 100% and 105%, respectively, for performance and 10%, 100% and 200%, respectively, for payout.

The foregoing financial performance metrics were applicable for the first half of 2019 for Mr. Moise. On July 18, 2019, in connection with the announcement of Mr. Storer’s departure, digital marketing services operations were consolidated into a single management structure under Mr. Moise. The decision to consolidate the management reporting structure prompted the Compensation Committee to re-evaluate the appropriate financial metrics for the second half of 2019. For the second half of 2019, the Compensation Committee selected A. H. Belo Adjusted Operating Income, A. H. Belo revenue, and total Dallas Morning News Sunday print subscriptions as the financial performance measures. Individual objectives remained unchanged for the second half of 2019. The weighting given to these financial performance measures was as follows: 40% against A. H. Belo Adjusted Operating Income, 40% against A. H. Belo revenue, and 20% against total Dallas Morning News Sunday print subscriptions. For the A. H. Belo Adjusted Operating Income financial performance metric, the threshold, target and maximum performance ranges were 85%, 100%, and 115%, respectively, and the threshold, target and maximum bonus payout ranges were 10%, 100%, and 200%, respectively. The threshold, target, and maximum performance ranges for the A. H. Belo revenue metric were 95%, 100%, and 105%, respectively, and threshold, target, and maximum payout ranges were 10%, 100%, and 200% for payout. Threshold, target, and maximum performance ranges for The Dallas Morning News Sunday print subscription metric were 95%, 100%, and 105%, respectively, and 10%, 100%, and 200%, respectively, for payout.

The Company believes that linking one-half of the bonus opportunity directly to financial performance, with an opportunity to earn a greater payout than target bonus amount if maximum financial performance is achieved, provides participants with significant motivation to achieve the Company’s financial objectives.

Individual objectives for Mr. Moise comprised performance metrics based on a point system allocated to each objective which included threshold, target and maximum performance ranges for each objective of 50%, 100%, and 150%, respectively. The threshold, target and maximum payout ranges for all objectives were 50%, 100%, and 115%, respectively, with payments pro-rated for performance achievement between the three points. The Company believes that, given the transitional state of the newspaper industry and the unpredictability of core advertising revenues, which directly affect Adjusted Operating Income and revenue, it is important to link one-half of the bonus opportunity to individual objectives that the NEOs can directly influence, and which have a positive qualitative and quantitative impact on the Company while increasing retention. In 2019, Mr. Storer’s individual objectives were paid at 100% based upon his successful completion of transition matters in connection with his departure from the Company.

Financial Performance Goals and Results for 2019.    The tables below show the financial performance goals for 2019 for each of the corresponding performance levels (threshold, target and maximum) and our actual finan-

cial performance results for 2019. Actual Adjusted Operating Income results shown in the table include adjustments for items that are excluded for purposes of bonus calculation, as management’s ability to control or influence such items is limited. The adjustments include variances above or below the levels set in the 2019 financial plan approved by the Board of Directors for newsprint pricing, workers’ compensation expense, severance costs, bonus expense, self-insured medical expense above or below actuarial projections, and miscellaneous one-time items.

The following table sets forth the financial metrics for the first half of 2019 for Mr. Moise:

Financial Metric	Threshold Level Goals As % of Target (10% Funding)	Target Level Goals (100% Funding)	Maximum Level Goals As % of Target (200% Funding)	Actual Results (as adjusted)
	(In $ thousands, except for subscriptions)

Publishing Adjusted Operating Income	$5,369	$6,316	$7,263	$8,135

Publishing Revenue	$78,574	$82,709	$86,841	$84,278

The Dallas Morning News Sunday Print Subscriptions	108,514	114,225	119,936	112,393

The following table sets forth the financial metrics for the second half of 2019 for Mr. Moise:

Financial Metric	Threshold Level Goals As % of Target (10% Funding)	Target Level Goals (100% Funding)	Maximum Level Goals As % of Target (200% Funding)	Actual Results (as adjusted)
	(In $ thousands, except for subscriptions)

A. H. Belo Adjusted Operating Income	$(3,322)	$(2,889)	$(2,456)	$(2,242)

A. H. Belo Revenue	$91,743	$96,572	$101,400	$95,268

The Dallas Morning News Sunday Print Subscriptions	105,421	110,969	116,517	107,067

Individual Objectives and Results for 2019.    In an industry that continues to experience significant challenges, the Company believes the use of individual objectives as compensation increases retention and drives individual performance. For 2019, Mr. Decherd worked with Mr. Moise to craft appropriate individual objectives, which were then reviewed by the Compensation Committee. These objectives comprised quantitative and qualitative objectives that are focused on strategic factors that create long-term shareholder value. Each objective has a performance metric based on a point system allocated to each objective which includes threshold, target, and maximum performance ranges for each objective of 50%, 100%, and 150%, respectively, and threshold, target, and maximum payout ranges of 50%, 100%, and 115%, respectively, with payments pro-rated for performance achievement between the three points. Each specific individual objective may be weighted differently to align better with the Company’s business strategies.

Summary of Annual Cash Incentive Bonus Payouts.    The following table shows the total annual cash incentive bonus award opportunity available to Mr. Moise for 2019 for the combined individual objectives bonus and the financial performance bonus, and the total actual amount that Mr. Moise achieved. Mr. Storer’s annual cash incentive bonus was based upon completion of certain transition matters in connection with his departure from the Company on December 31, 2019.

	2019 Target Award Opportunity		2019 Actual Award Paid (Dollar Amount)
Name	(% of Base Salary)	(Dollar Amount)

Grant S. Moise	95.00%	$475,000	$561,716

Timothy M. Storer	N/A	$150,000	$150,000

Long-Term Incentive Compensation

On December 6, 2018, the Compensation Committee approved an all-cash compensation structure for its named executive officers and accelerated the vesting and payout of all then-outstanding RSUs as of December 10, 2018. The Committee also approved changes to the vesting and payout schedule of time-based, long-term cash incentive compensation beginning with 2019 grants for its named executive officers. Beginning with 2019 grants, the executive officers’ long-term, time-based cash incentive (LTCI) awards vest over a two-year period, 50% one year from the date of grant and 50% two years from date of grant. Each tranche of these LTCI’s is paid in December of the year of vesting. LTCI payments are made outside of the ICP.

In developing long-term incentive compensation recommendations for 2019, the Compensation Committee’s primary focus was to balance dilution caused by equity grants, cost and retention concerns. For 2019, the total long-term incentive compensation amount for Messrs. Moise and Storer was granted in the form of LTCIs. For Mr. Decherd, no LTCI award was granted in 2019. This LTCI compensation structure is intended to accomplish several objectives, including: (1) managing share usage and dilution to acceptable levels; (2) aligning the interests of executives with those of shareholders; (3) providing retention to key executives over a multi-year period; (4) enhancing the Company’s ability to recruit executives who can further diversify sources of revenue and grow EBITDA; and (5) ensuring that the total expense incurred is consistent with the value delivered to executives.

LTCI Compensation for 2019.    The LTCIs granted outside of the ICP in 2019 vested 50% on December 31, 2019. The remaining 50% of the 2019 LTCI grants vest on December 31, 2020, except that Mr. Storer forfeited the right to receive the remaining 50% of his 2019 LTCI grant upon his departure from the Company on December 31, 2019. The following table displays the amounts of the LTCIs granted to Mr. Moise and Mr. Storer in 2019. Mr. Decherd opted not to be eligible to receive a 2019 LTCI award.

Name	LTCI Award

Grant S. Moise	$233,333

Timothy M. Storer	$100,000

Executive Employment Agreements

Effective May 17, 2018, Mr. Decherd became chairman of the board, president and chief executive officer with a base salary of $360,000 per year. In addition, pursuant to a letter agreement dated June 19, 2013, entered into in connection with his then retirement as chairman of the board and chief executive officer, the Company will continue to provide Mr. Decherd with an executive assistant until his retirement as a director of the Company. The terms of the June 19, 2013 letter agreement remain in effect after Mr. Decherd returned to the role of chairman of the board, president and chief executive officer in May 2018.

On July 17, 2019, the Company entered into a letter agreement with Mr. Storer modifying the terms of his Amended and Restated Employment Agreement dated December 10, 2018 (as modified by the letter agreement, the “Employment Agreement”). Under the Employment Agreement, Mr. Storer departed the Company effective December 31, 2019. During the remaining term of his employment, he was entitled to receive a compensation package for 2019 that consisted of an annualized base salary of $461,250, a cash incentive bonus of $150,000 (subject to completion of specified transition items) and $100,000 in LTCI compensation paid on December 31, 2019. In connection with the letter agreement, Mr. Storer agreed to waive his rights to participate in the Severance Plan and the Change-in-Control Severance Plan. He also forfeited the right to receive the second half of his 2019 LTCI award that would have been paid in December 2020.

Under his prior Employment Agreement dated March 2, 2017 (as amended September 6, 2017, the “Prior Agreement”), Mr. Storer was eligible to receive TBRSUs in 2020 and 2021 with an annual at-target value of $500,000 per grant, provided that Mr. Storer remained employed by the Company and Belo + Company’s prior year consolidated adjusted EBITDA was at least 95% of target. In consideration for the amendment and restatement of his Employment Agreement on December 10, 2018, Mr. Storer agreed to forego these future TBRSU grants in exchange for a payment of $1 million paid on January 2, 2019.

2020 Executive Compensation Changes

Effective April 24, 2020, the base salaries of the Company’s executive officers were reduced. Mr. Decherd’s base salary was reduced to $300,000 (a 16.5% reduction); Mr. Moise’s and Ms. Murray’s base salaries were reduced to $450,000 and $292,500, respectively (a 10% reduction), and Ms. Hoagland’s and Ms. Larkin’s base salaries were reduced to $221,720 and $276,000, respectively (an 8% reduction). Salary reductions were implemented Company-wide in response to the impact of the COVID-19 pandemic on Company operations, and may be restored in whole or in part at a later time.

Change in Control Arrangements and Other Agreements Upon Termination of Employment

The following descriptions reflect the amount of compensation that would have become payable to each of the NEOs under existing arrangements if there had been a change in control or the NEO’s employment had terminated on December 31, 2019, given the NEO’s compensation and service levels at A. H. Belo as of such date and, if applicable, based on A. H. Belo’s closing stock price on that date. As used in this section, termination means the termination of a NEO’s employment with the Company due to death, disability or retirement at or after age 55 with at least seven years of service or involuntary termination without cause. These amounts are in addition to benefits that were available without regard to the occurrence of any termination of employment or change in control, including then-exercisable stock options, and benefits generally available to salaried employees.

At December 31, 2019, the Company did not have individual written agreements with any of the NEOs that would provide guaranteed payments or benefits in the event of a termination of employment or a change in control. The actual amounts that would be paid upon a NEO’s termination of employment or a change in control can be determined only at the time of any such event. Due to the number of factors that affect the nature and amount of any benefits provided upon any such event, the actual amounts paid or distributed may be higher or lower than the amounts set forth in the table that follows. Factors that could affect these amounts include the timing during the year of such event, the Company’s stock price, the level of financial performance as of the date of such event, and whether executive is of retirement age.

Severance Plan

The Severance Plan, an employee welfare benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, provides severance benefits to eligible employees, including the NEOs, following involuntary terminations of employment by the Company, including, but not limited to, reduction-in-force and re-engineering actions. The severance benefit provided under the Severance Plan for participants at or above the level of vice president is an amount equal to 1.0 week of base pay multiplied by the number of years of service, subject to a minimum benefit of 16 weeks of pay, plus six months of COBRA premiums. Severance benefits are paid in a lump sum following termination of employment and upon the execution of a release. Outplacement services also may be provided. In the event of an involuntary termination of employment by the Company, all unvested option and RSU awards are forfeited immediately and all vested options remain exercisable for one year from the date of termination.

Change-in-Control Plan Benefits

Under the Change-in-Control Plan (“CIC Plan”), each designated executive is eligible for certain payments upon a change in control. The circumstances that would result in a change in control under the CIC Plan include:

(1) the acquisition by a person or group of 30 percent or more of the combined voting power of the Company’s voting securities (excluding voting securities held by Mr. Decherd and voting securities held by any entity over which Mr. Decherd has sole or shared voting power);

(2) certain changes in the membership of the Company’s Board of Directors that are not approved by the incumbent directors;

(3) consummation of a business combination or sale of substantially all of the Company’s assets, unless immediately following such transaction the beneficial owners of shares of A. H. Belo’s common stock and other secu-

rities eligible to vote immediately prior to the transaction beneficially own more than 60 percent of the combined voting power of the voting securities of the continuing company resulting from such transaction; or

(4) approval by A. H. Belo shareholders of a plan of liquidation or dissolution. In connection with any actual termination of employment, change in control or otherwise, A. H. Belo may determine to enter into or amend other agreements or arrangements that provide additional or alternative benefits that would be payable as a result of such events as the Compensation Committee or Board determines appropriate.

The amounts presented in the following table with respect to change in control payments are based upon the terms of the CIC Plan had there been a termination of employment in connection with a change in control on December 31, 2019.

ICP Change in Control Benefits

Compensation and benefits of all plan participants, which include A. H. Belo’s executive officers, under the Company’s Incentive Compensation Plan (the “ICP”) may also be affected by a change in control of A. H. Belo. Generally under the ICP, a change in control event means the first of the following to occur unless the Board of Directors has adopted a resolution stipulating that such event will not constitute a change in control for purposes of the ICP:

•	specified changes in the majority composition of A. H. Belo’s Board;

•	specified mergers or sales or dispositions of all or substantially all of A. H. Belo’s assets;

•	shareholder approval of a plan of complete liquidation or dissolution of A. H. Belo; or

•	acquisition of more than 30 percent of the combined voting power of A. H. Belo common stock.

Following a change in control of A. H. Belo, ICP bonuses are paid in full at the higher of target or forecasted full-year results in the year of the change in control; stock options held by ICP participants become fully-vested and are immediately exercisable; time-based RSUs vest and are payable in full immediately; and performance-based RSUs vest at the higher of target or forecasted full-year results in the year of the change in control; and all vested units are payable in full immediately. The approximate value of the severance benefits available to each of the NEOs, if there had been a termination of employment (as defined) due to death, disability or retirement, involuntary termination without cause, or had there been a termination of employment in connection with a change in control (as defined), on December 31, 2019 under the ICP, the Severance Plan or the CIC Plan, would have been as follows:

Potential Payments on Change in Control or Upon Termination of Employment at December 31, 2019
Name and Description of Benefit	Termination/ Severance Plan	Termination/ Change in Control	Death, Disability or Retirement After Age 55 with Seven Years Service
(a)	(b)	(c)	(d)

Robert W. Decherd
Non-equity incentives(1)	$—	$—	$—
Stock options	$—	$—	$—
Time-based RSUs(2)	$—	$—	$—
Performance-based RSUs	$—	$—	$—
LTCIs(2)	$—	$—	$—
CIC Plan payments(3)	$—	$745,000	$—
Severance Plan Payment	$110,769	$—	$—
Total	$110,769	$745,000	$

Grant S. Moise

Non-equity incentives(1)	$—	$475,000	$—

Stock options	$—	$—	$—

Time-based RSUs(2)	$—	$—	$—

Performance-based RSUs	$—	$—	$—

LTCIs(2)	$116,666	$116,666	$116,666

CIC Plan payments(3)	$—	$2,150,271	$—

Severance Plan Payment	$167,644	$—	$—
Total	$284,310	$2,741,937	$116,666

Timothy M. Storer(4)
Non-equity incentives(1)	$—	$—	$—
Stock options	$—	$—	$—
Time-based RSUs(2)	$—	$—	$—
Performance-based RSUs	$—	$—	$—
LTCIs(2)	$—	$—	$—
CIC Plan payments(3)	$—	$—	$—
Severance Plan Payment	$—	$—	$—
Total	$—	$—	$—

(1)

In the event of a change in control, short-term, non-equity incentives (cash incentive bonuses) are paid in a lump sum to each executive at the higher of target or actual financial performance based on current full-year forecasted results (taking into consideration actual financial performance to date). The amounts in column (c) reflect the target bonus for each NEO. Cash bonuses are not automatically paid for executives terminating under other circumstances.

(2)

Generally, all unvested LTCIs are forfeited immediately in the event an executive is terminated with or without cause or voluntarily resigns; however, the Compensation Committee retains discretion to accelerate the vesting of these awards in the case of involuntary severance without cause. At December 31, 2019, in the event of a change in control or an executive’s retirement after age 55 with at least seven years of service, qualification for long-term disability, or death, vesting of all LTCIs is accelerated and payment is made as soon as practicable but no earlier than allowable under Section 409A of the Code. On December 10, 2018, all time-based RSUs held by officers and directors were accelerated and converted to cash and no RSUs were outstanding on December 31, 2019.

(3)

As of December 31, 2019, a multiple of 2.0 applied to the Chief Executive Officer and a multiple of 1.5 applied to each of the other NEO’s payments under the CIC Plan had a termination of employment in connection with a change in control occurred. This multiple is used to determine the total cash payment to be awarded to each executive, and is applied to the sum of the following components: (1) base salary in effect at the time of the change in control; (2) higher of the current target bonus in effect prior to the change in control or the average of the last three years’ bonus payments; (3) employer-provided contributions to the A. H. Belo Savings Plan for the current year; and (4) employer cost of medical and dental benefits in excess of employee premiums. In addition to this change in control amount, the employee is also eligible for outplacement services valued at no more than $25,000, plus reimbursement for any legal fees incurred to enforce the participant’s rights under the plan. For each executive, the assumptions for outplacement costs and legal fees in the table above were $25,000 and $0, respectively. To the extent the cash payment exceeds three times the employee’s average taxable compensation earned during the five years preceding the year of the change in control, excise taxes will be assessed. Of the officers listed above, only Mr. Moise would have been entitled to a gross-up payment.

(4)

In accordance with the terms of Mr. Storer’s Employment Agreement, Mr. Storer waived his right to participate in the Severance Plan and the Change-in-Control Severance Plan, and would not have been eligible to receive such payments had a change in control or severance event occurred on December 31, 2019.

DIRECTOR COMPENSATION

Director Compensation for 2019

Non-employee directors receive compensation for their Board and committee service. Mr. Decherd is not eligible to receive compensation as a non-employee director. Based on recommendations from the Compensation Committee, the Board determines the amount of non-employee director compensation each year and designates the manner in which it is paid. An annual retainer is paid on the date of the Company’s annual meeting of shareholders for service through the date of the next annual meeting. Non-employee directors who are initially elected at a time other than at an annual meeting of shareholders receive a proportionate share of compensation relative to the service provided during an ordinary term of service. During 2019, non-employee directors on the A. H. Belo Board received an annual retainer of $117,000 in cash. The annual retainer was for the 2019-2020 term of service beginning May 9, 2019, the date of the Company’s 2019 annual meeting of shareholders, through June 2, 2020, the date of the 2020 annual meeting of shareholders.

A. H. Belo directors who served as committee chairs in 2019 received an additional $10,000 in cash. The Company’s lead director received an additional $20,000 in cash. A. H. Belo reimburses directors for travel expenses incurred in attending meetings. No additional fee is paid to directors for attendance at Board and committee meetings.

For the 2020 – 2021 term of service beginning June 2, 2020, the date of the Company’s 2020 annual meeting of shareholders, the annual retainer has been reduced. Non-employee directors will receive an annual retainer of $105,000 in cash, paid quarterly. No additional amounts will be paid in connection with director service as Lead Director or committee chair.

The following table sets forth compensation for each A. H. Belo non-employee director for service as a director during the year ended December 31, 2019:

Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Total ($)
(a)	(b)	(h)

John A. Beckert	$137,000	$137,000

Louis E. Caldera	$127,000	$127,000

Ronald D. McCray	$127,000	$127,000

Tyree B. (Ty) Miller*	$117,000	$117,000

James M. Moroney III**	$117,000	$117,000

Nicole G. Small*	$117,000	$117,000

*	Mr. Miller and Ms. Small are not standing for re-election at the 2020 annual meeting of shareholders.

**	Mr. Moroney resigned as director effective February 24, 2020.

No non-employee director stock options or RSUs were outstanding as of December 31, 2019.

CERTAIN RELATIONSHIPS

Robert Decherd serves as a member of the Board. Pursuant to a letter agreement dated June 19, 2013, entered into in connection with his then retirement as chairman of the board and chief executive officer, the Company will continue to provide Mr. Decherd with an executive assistant until his retirement as a director of the Company. This position is currently unfilled. The terms of the June 19, 2013 letter agreement remain in effect after Mr. Decherd returned to the role of chairman of the board, president and chief executive officer in May 2018.

Jim Moroney served as a member of the Board until February 24, 2020. He previously served as chairman of the board, president, and chief executive officer of A. H. Belo Corporation. Pursuant to an employment agreement dated April 18, 2018 and entered into in connection with his retirement as chairman of the board and chief executive officer, Mr. Moroney continued to be eligible for a 2018 annual cash incentive bonus at-target, or $255,000, and a long-term cash incentive payment of $731,250, which were paid to Mr. Moroney in March 2019. The vesting of 167,029 TBRSUs held by Mr. Moroney were accelerated on December 10, 2018 when the Company accelerated all then-outstanding officer and director TBRSUs granted under the Company’s Incentive Compensation Plan, and such accelerated TBRSUs were converted into the right to receive a cash payment of $693,170, which was also paid to Mr. Moroney in March 2019.

Robert Decherd and Jim Moroney are second cousins.

Effective July 17, 2019, in connection with Tim Storer’s departure from the Company, the Company entered into a letter agreement with Mr. Storer that amended his December 10, 2018 employment agreement. The letter provided for Mr. Storer’s continued employment through December 31, 2019 at his then-current base salary to facilitate a transition of responsibilities. During the employment period he continued to be eligible to participate in all employee benefit plans and programs generally available to other Company executives. At the conclusion of the employment period, Mr. Storer was entitled to a lump sum payment of (i) $100,000, which represents long-term incentive cash that vested on December 31, 2019; (ii) a $150,000 cash incentive payment; and (iii) a payment of $13,572, which equaled six times the monthly COBRA premium applicable in 2020 under the A. H. Belo Health and Welfare Benefit Plan. A more complete description of this agreement is be contained in the “Executive Employment Agreements” section of the proxy statement.

The Company is not aware of any other related person transactions that would require disclosure.

ANNUAL REPORT AND ADDITIONAL MATERIALS

Our 2019 annual report to shareholders is being distributed with this proxy statement. Copies of our Annual Report on Form 10-K for the year ended December 31, 2019 may be obtained without charge upon written or oral request to A. H. Belo Corporation, Attention: Secretary, P. O. Box 224866, Dallas, Texas 75222-4866, (214) 977-7342. Our Annual Report on Form 10-K is also available free of charge on www.ahbelo.com, along with our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to all these reports as soon as reasonably practicable after the reports are electronically filed with or furnished to the SEC.

Householding Information

If you and others who share your mailing address own A. H. Belo common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one set of proxy materials from each company whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and mailing costs. If you hold shares through a bank or brokerage firm and would like to receive a separate copy of this proxy statement and the 2019 annual report, please contact Investor Relations at A. H. Belo Corporation (P. O. Box 224866, Dallas, Texas 75222-4866, (214) 977-7342), and we will promptly send additional copies on request. In addition, if you wish in the future to receive your own set of proxy materials or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, please notify the brokerage firm, bank, broker-dealer or other similar organization where your shares are held.

How to Receive Future Proxy Statements and Annual Reports Online

You can elect to receive future A. H. Belo proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Registered shareholders may elect electronic delivery of future proxy materials and other shareholder communications when voting via the Internet at www.proxyvote.com. When prompted, indicate that you agree to receive or access proxy materials electronically in future years.

If you hold your shares in broker or nominee name and are not given an opportunity to consent to electronic delivery when you vote your shares online, you may contact the holder of record through which you hold your shares and ask about the availability of Internet delivery.

If you do consent to Internet delivery, a notation will be made in your account so that when future proxy statements and annual reports become available, you will receive an email notice instructing you on how to access them over the Internet.

SHAREHOLDER PROPOSALS FOR 2021 MEETING

In order to propose business for consideration or nominate persons for election to the A. H. Belo Board, a shareholder must comply with the advance notice provisions of our bylaws and all applicable SEC requirements. The bylaws provide that any such proposals or nominations must be submitted to and received by us between February 2, 2021 and March 4, 2021 in order to be considered at the 2021 annual meeting (unless the annual meeting occurs before May 3, 2021 or after August 1, 2021, in which case such notice must be delivered not later than the close of business on the later of the 90th day prior to the 2021 annual meeting or the 10th day following the day on which the date of the annual meeting is publicly disclosed) and must satisfy the other requirements in our bylaws regarding such proposals or nominations. If the shareholder does not also comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal or nomination made by a shareholder. A shareholder who is interested in submitting a proposal for inclusion in our proxy materials for the 2021 annual meeting may do so by submitting the proposal to the attention of A. H. Belo’s Secretary by no later than January 4, 2021 (unless the date of the 2021 annual meeting occurs before May 3, 2021 or after July 2, 2021, in which case such notice must be delivered by a reasonable time prior to the date A. H. Belo prints and sends its proxy materials) and following the procedures described in the Company’s bylaws and SEC Rules 14a-8 and 14a-18.

GENERAL

At the date of this proxy statement, we do not know of any matters to be presented for action at the annual meeting other than those described in this proxy statement. If any other matters should come before the annual meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

By Order of the Board of Directors

CHRISTINE E. LARKIN

Secretary

Dated: May 7, 2020

APPENDIX A

MAJORITY VOTING IN THE ELECTION OF DIRECTORS

Excerpted from A. H. Belo Corporation

Corporate Governance Guidelines

The complete current version of the Corporate Governance Guidelines as approved and adopted by the

Board of Directors is posted on A. H. Belo’s website at www.ahbelo.com.

A copy of the Corporate Governance Guidelines may be obtained without charge upon written or oral request to:

A. H. Belo Corporation

Attention: Secretary,

P. O. Box 224866

Dallas, Texas 75222-4866

(214) 977-7342

Board Composition & Qualifications

Majority Voting in the Election of Directors; Director Resignation Policy

If a nominee for director who is an incumbent director does not receive the vote of at least a majority of the votes cast in an uncontested election at any meeting for the election of directors at which a quorum is present, the director will promptly tender his or her resignation to the Board. For purposes of this Corporate Governance Guideline, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast include votes to withhold authority in each case and exclude abstentions with respect to that director’s election.

The Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board with respect to his or her offer to resign.

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APPENDIX B

INDEPENDENCE STANDARDS

Excerpted from A. H. Belo Corporation

Corporate Governance Guidelines

The complete current version of the Corporate Governance Guidelines as approved and adopted by the

Board of Directors is posted on A. H. Belo’s website at www.ahbelo.com.

A copy of the Corporate Governance Guidelines may be obtained without charge upon written or oral request to

A. H. Belo Corporation, Attention: Secretary,

P. O. Box 224866, Dallas, Texas 75222-4866, (214) 977-7342.

Board Composition & Qualifications

Independence

A majority of the directors comprising the Board shall be independent directors. An “independent” director is a director who meets the New York Stock Exchange (“NYSE”) standards of independence, as determined by the Board. The Board has adopted the standards set forth on Attachment A to these Guidelines to assist it in making determinations of a director’s independence.

Board Committees:

Number, Structure and Independence of Committees

The Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. All members of the Audit, Compensation, and Nominating and Corporate Governance Committees shall be directors who meet the NYSE standards of “independence” as determined by the Board. Directors who serve on the Audit and Compensation Committees must meet additional independence criteria described in Attachment A to these Guidelines, and directors who serve on the Audit Committee must be financially literate as determined by the Board.

Attachment A: Independence Standards

A director shall be independent if the director meets each of the following standards and otherwise has no material relationship with A. H. Belo, either directly, or as a partner, stockholder, or officer of an organization that has a relationship with A. H. Belo. For purposes of these standards, “A. H. Belo” means A. H. Belo Corporation and its consolidated subsidiaries, collectively.

1.	the director is not, and in the past three years has not been, an employee of A. H. Belo;

2.	an immediate family member of the director is not, and in the past three years has not been, employed as an executive officer of A. H. Belo;

3.

(a) neither the director nor a member of the director’s immediate family is a current partner of A. H. Belo’s outside auditing firm; (b) the director is not a current employee of A. H. Belo’s outside auditing firm; (c) no member of the director’s immediate family is a current employee of A. H. Belo’s outside auditing firm and personally works on A. H. Belo’s audit; and (d) neither the director nor a member of the director’s immediate family was within the past three years (but is no longer) a partner or employee of A. H. Belo’s outside auditing firm and personally worked on A. H. Belo’s audit within that time;

4.

neither the director nor a member of the director’s immediate family is, or in the past three years has been, part of an interlocking directorate in which a current executive officer of A. H. Belo served on the compensation committee of another company at the same time the director or the director’s immediate family member served as an executive officer of that company;

5.

neither the director nor a member of the director’s immediate family has received, during any 12-month period in the past three years, any direct compensation from A. H. Belo in excess of $120,000, other than compensation for Board service, compensation received by the director’s immediate family member for service as a non-executive employee of A. H. Belo, and pension or other forms of deferred compensation for prior service;

B-1

6.

the director is not a current executive officer or employee, and no member of the director’s immediate family is a current executive officer, of another company that makes payments to or receives payments from A. H. Belo, or during any of the last three fiscal years has made payments to or received payments from A. H. Belo, for property or services in an amount that, in any single fiscal year, exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues;

7.

the director is not an executive officer of a non-profit organization to which A. H. Belo makes or in the past three fiscal years has made, contributions that, in any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization’s consolidated gross revenues;

8.

the director is not, and during the last fiscal year has not been, a partner in, or a controlling shareholder or executive officer of, a business corporation, non-profit organization, or other entity to which A. H. Belo was indebted at the end of A. H. Belo’s last full fiscal year in an aggregate amount in excess of 2% of A. H. Belo’s total consolidated assets at the end of such fiscal year;

9.

the director is not, and during the last fiscal year has not been, a member of, or of counsel to, a law firm that A. H. Belo has retained during the last fiscal year or proposes to retain during the current fiscal year; or

10.

the director is not, and during the last fiscal year has not been, a partner or executive officer of any investment banking firm that has performed services for A. H. Belo, other than as a participating underwriter in a syndicate, during the last fiscal year or that A. H. Belo proposes to have perform services during the current fiscal year.

The Board may determine that a director or nominee is “independent” even if the director or nominee does not meet each of the standards set forth in paragraphs (7) through (10) above as long as the Board determines that such person is independent of management and free from any relationship that in the judgment of the Board would interfere with such person’s independent judgment as a member of the Board and the basis for such determination is disclosed in A. H. Belo’s annual proxy statement.

In addition, a director is not considered independent for purposes of serving on the Audit Committee, and may not serve on that committee, if the director: (1) receives, either directly or indirectly, any consulting, advisory or other compensatory fee from A. H. Belo Corporation or any of its subsidiaries other than: (a) fees for service as a director, and (b) fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with A. H. Belo; or (2) is “an affiliated person” of A. H. Belo Corporation or any of its subsidiaries; each as determined in accordance with Securities and Exchange Commission regulations.

In determining whether a director is considered independent for purposes of serving on the Compensation Committee, the Board must consider all factors relevant to determining whether the director has a relationship to A. H. Belo that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including: (1) the source of the director’s compensation, including any consulting, advisory or other compensatory fee from A. H. Belo; and (2) whether the director is affiliated with A. H. Belo, any of its subsidiaries, or an affiliate of any of its subsidiaries.

For purposes of this Attachment A, an “immediate family member” means a person’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

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AH Belo-PS-20

NOTICE TO PARTICIPANTS

IN THE

A. H. BELO SAVINGS PLAN

(the “Savings Plan”)

This notice to participants in the A. H. Belo Savings Plan accompanies the proxy materials relating to the 2020 Annual Meeting of Shareholders of A. H. Belo Corporation (“A. H. Belo” or the “Company”) that will be held telephonically only on Tuesday, June 2, 2020, at 9:30 a.m., Dallas, Texas time. Details on how to participate by teleconference are contained in the enclosed proxy materials. The A. H. Belo Board of Directors has fixed the close of business on April 8, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the 2020 Annual Meeting of Shareholders or any adjournment(s) thereof. The annual meeting will be held for the purpose of electing directors, ratifying the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, approving an advisory resolution on executive compensation (say-on-pay), and considering any other matters that properly may come before the meeting or any postponement or adjournment of the meeting.

Your voting instruction card accompanying your proxy materials includes a 16-digit or similar control number. Please retain that card and number as you may need it to participate in certain aspects of the annual meeting.

Directions to the Trustee

Only Fidelity Management Trust Company, as the trustee of the Savings Plan (“Fidelity”), can vote the shares of A. H. Belo stock held by the Savings Plan. However, under the terms of your plan, you are entitled to instruct Fidelity how to vote the shares of A. H. Belo stock that were allocated to your plan account at the close of business on the Record Date. Voting instructions with respect to shares held in the Savings Plan must be received by 11:59 p.m. Eastern Time on May 29, 2020, and may not be provided during the meeting.

The enclosed voting instruction card includes instructions on how to access the proxy materials and how to provide your voting instructions to Fidelity via the Internet. Your participation is important and your vote is confidential. Please take the time to vote your plan shares via the Internet using the instructions included in the enclosed voting instruction card, by using the toll-free telephone number provided in the proxy materials, or by completing the voting instruction card and returning it in the envelope provided.

With respect to the Savings Plan, Fidelity will vote all A. H. Belo shares held by the plan in accordance with the voting instructions that are received via mail, telephone, or Internet on or before May 29, 2020 from participants in the plan, unless Fidelity determines such instructions are contrary to the requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). If you sign, date and return a paper voting instruction card but do not check any boxes on the card, then Fidelity will vote your plan shares FOR all nominees standing for election as directors, FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm, and FOR approval of the advisory resolution on executive compensation (say-on-pay). In addition, at its discretion, Fidelity is authorized to vote on any other matter that properly may come before the meeting or any adjournment or postponement of the meeting.

Confidentiality and Instructions

Your voting instructions to Fidelity are strictly confidential and will not be revealed, directly or indirectly, to any director, officer, or other employee of A. H. Belo or to anyone else, except as otherwise required by law. Therefore, you should feel completely free to instruct Fidelity to vote your plan shares in the manner you think best.

Voting Deadline

Because of the time required to tabulate voting instructions from participants before the annual meeting, Fidelity must establish a cut-off date for receipt of voting instructions. The cut-off date is May 29, 2020, and therefore it is important that you act promptly to vote your plan shares on or before that date. Voting instructions received by Fidelity after the cut-off date will not be tabulated. If Fidelity does not receive timely instructions from you with respect to your plan shares, Fidelity will vote your shares in the same proportion as the shares for which voting instructions have been received from other participants in the Savings Plan.

Further Information

If you are a direct shareholder of A. H. Belo, please note that you must vote your directly-owned shares and your plan shares separately. You may not use the card or the voter identification information with respect to your directly-owned shares to vote your plan shares. Your direct vote of non-plan shares is not confidential.

If you have questions regarding the information provided to you, you may contact the plan administrator at (800) 835-5098 between 8:00 a.m. and 5:00 p.m., Central Time, Monday through Friday.

Your ability to instruct Fidelity how to vote your plan shares is an important part of your rights as a participant. Please consider the proxy materials carefully and provide your voting instructions to us promptly.

May 7, 2020

FIDELITY MANAGEMENT TRUST COMPANY

as Trustee of the A. H. BELO SAVINGS PLAN

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to the annual meeting date. Voting instructions with respect to A. H. Belo Corporation shares held in the A. H. Belo Savings Plan (the Savings Plan ) must be received by A. H. BELO CORPORATION 11:59 p.m. Eastern Time on May 29, 2020, and may not be provided at the meeting. ATTN: CORPORATE SECRETARY 1954 COMMERCE STREET VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of DALLAS, TX 75201 information up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please have your 16-digit control number ready when voting by Internet or phone. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E89604-P33299-Z76341 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. A. H. BELO CORPORATION For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark For All Except and write the The Board of Directors recommends a vote number(s) of the nominee(s) on the line below. FOR the following nominees: 1. Election of Directors ! ! ! Nominees 01) John A. Beckert 02) Louis E. Caldera 03) Robert W. Decherd 04) Ronald D. McCray The Board of Directors recommends a vote FOR Proposal 2: For Against Abstain 2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm. ! ! ! The Board of Directors recommends a vote FOR Proposal 3: For Against Abstain 3. Approval of the advisory resolution on executive compensation (say-on-pay). ! ! ! NOTE: In their discretion, the proxyholders and trustee are authorized to vote on any other matters that may properly come before the meeting or any adjournment(s) thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateYOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to the annual meeting date. Voting instructions with respect to A. H. Belo Corporation shares held in the A. H. Belo Savings Plan (the Savings Plan ) must be received by A. H. BELO CORPORATION 11:59 p.m. Eastern Time on May 29, 2020, and may not be provided at the meeting. ATTN: CORPORATE SECRETARY 1954 COMMERCE STREET VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of DALLAS, TX 75201 information up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please have your 16-digit control number ready when voting by Internet or phone. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E89604-P33299-Z76341 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. A. H. BELO CORPORATION For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark For All Except and write the The Board of Directors recommends a vote number(s) of the nominee(s) on the line below. FOR the following nominees: 1. Election of Directors ! ! ! Nominees 01) John A. Beckert 02) Louis E. Caldera 03) Robert W. Decherd 04) Ronald D. McCray The Board of Directors recommends a vote FOR Proposal 2: For Against Abstain 2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm. ! ! ! The Board of Directors recommends a vote FOR Proposal 3: For Against Abstain 3. Approval of the advisory resolution on executive compensation (say-on-pay). ! ! ! NOTE: In their discretion, the proxyholders and trustee are authorized to vote on any other matters that may properly come before the meeting or any adjournment(s) thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Company's 2020 Proxy Statement, Annual Report for Year Ended December 31, 2019 and Notice to Plan Participants are available at www.proxyvote.com. E89605-P33299-Z76341 A. H. BELO CORPORATION Annual Meeting of Shareholders To be held Telephonically June 2, 2020 at 9:30 AM CDT This proxy is solicited by the Board of Directors Appointment of Proxies: The undersigned hereby appoints Robert W. Decherd, Katy Murray, and Christine E. Larkin, or any one or more of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side all the shares of the common stock of A. H. Belo Corporation ( A. H. Belo ) held of record by the undersigned on April 8, 2020 at the 2020 Annual Meeting of Shareholders, and any adjournment or postponement thereof. Voting Instructions by Participants in the Savings Plan: This proxy/voting instruction card, when properly completed and returned by you, constitutes voting instructions to Fidelity Management Trust Company ( Fidelity ), as the trustee of the Savings Plan, to vote the shares of A. H. Belo common stock allocated to your plan account as of April 8, 2020 at the 2020 Annual Meeting of Shareholders, and any adjournment or postponement thereof, and also constitutes voting instructions to Fidelity for a proportionate number of shares of A. H. Belo common stock in the Savings Plan for which voting instructions have not been received. Your instructions to Fidelity will be held in confidence and will be made available only to the inspectors of the election at the Annual Meeting, none of whom is an employee of A. H. Belo. Please use the other side of this form in giving your instructions. THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY COMPLETED AND RETURNED BY YOU, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY YOU. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES. IF YOU SIGN, DATE AND RETURN A PROXY/VOTING INSTRUCTION CARD BUT DO NOT CHECK ANY BOXES ON THE CARD, THEN THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES STANDING FOR ELECTION AS DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION (SAY-ON-PAY), AND IN THE PROXYHOLDERS' OR THE TRUSTEE'S, AS APPLICABLE, DISCRETION ON ANY OTHER MATTER PRESENTED AT THE MEETING. Continued and to be signed on reverse sideImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Company's 2020 Proxy Statement, Annual Report for Year Ended December 31, 2019 and Notice to Plan Participants are available at www.proxyvote.com. E89605-P33299-Z76341 A. H. BELO CORPORATION Annual Meeting of Shareholders To be held Telephonically June 2, 2020 at 9:30 AM CDT This proxy is solicited by the Board of Directors Appointment of Proxies: The undersigned hereby appoints Robert W. Decherd, Katy Murray, and Christine E. Larkin, or any one or more of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side all the shares of the common stock of A. H. Belo Corporation ( A. H. Belo ) held of record by the undersigned on April 8, 2020 at the 2020 Annual Meeting of Shareholders, and any adjournment or postponement thereof. Voting Instructions by Participants in the Savings Plan: This proxy/voting instruction card, when properly completed and returned by you, constitutes voting instructions to Fidelity Management Trust Company ( Fidelity ), as the trustee of the Savings Plan, to vote the shares of A. H. Belo common stock allocated to your plan account as of April 8, 2020 at the 2020 Annual Meeting of Shareholders, and any adjournment or postponement thereof, and also constitutes voting instructions to Fidelity for a proportionate number of shares of A. H. Belo common stock in the Savings Plan for which voting instructions have not been received. Your instructions to Fidelity will be held in confidence and will be made available only to the inspectors of the election at the Annual Meeting, none of whom is an employee of A. H. Belo. Please use the other side of this form in giving your instructions. THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY COMPLETED AND RETURNED BY YOU, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY YOU. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES. IF YOU SIGN, DATE AND RETURN A PROXY/VOTING INSTRUCTION CARD BUT DO NOT CHECK ANY BOXES ON THE CARD, THEN THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES STANDING FOR ELECTION AS DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION (SAY-ON-PAY), AND IN THE PROXYHOLDERS' OR THE TRUSTEE'S, AS APPLICABLE, DISCRETION ON ANY OTHER MATTER PRESENTED AT THE MEETING. Continued and to be signed on reverse side